As filed with the Securities and Exchange Commission on [_________, 2000]

                                         Investment Company Act File No. 811-[ ]
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)


[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]        Amendment No. _____

                              ---------------------

                          DEAUVILLE EUROPE FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)

                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                              ---------------------

                              c/o HOWARD M. SINGER
                                Managing Director
                            CIBC World Markets Corp.
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                     (Name and address of agent for service)

                                    Copy to:
                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022
--------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

                  PART A - INFORMATION REQUIRED IN A PROSPECTUS

     PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



     The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows.

                                                   Copy Number: ________________

                        --------------------------------
                          DEAUVILLE EUROPE FUND, L.L.C.
                        --------------------------------


                             CONFIDENTIAL MEMORANDUM

                                  JANUARY 2001

                         ------------------------------

                        CIBC OPPENHEIMER ADVISERS, L.L.C.

                               INVESTMENT ADVISER

                         ------------------------------

                     One World Financial Center, 31st Floor
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-4225




IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF DEAUVILLE EUROPE FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE INTERESTS IN DEAUVILLE EUROPE FUND, L.L.C. ("INTERESTS") HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

     INTERESTS ARE NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, CANADIAN IMPERIAL BANK OF COMMERCE OR ANY OTHER BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

     INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

     THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING DEAUVILLE EUROPE FUND, L.L.C. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

     THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

     PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN DEAUVILLE EUROPE FUND, L.L.C. FOR SUCH INVESTOR.

     THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF DEAUVILLE EUROPE FUND, L.L.C., THE 1933 ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

     THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY OF TERMS..............................................................1

SUMMARY OF FUND EXPENSES.....................................................19

THE COMPANY..................................................................20

USE OF PROCEEDS..............................................................20

STRUCTURE....................................................................21

INVESTMENT PROGRAM...........................................................21

TYPES OF INVESTMENTS AND RELATED RISK FACTORS................................27

ADDITIONAL RISK FACTORS......................................................42

BOARD OF MANAGERS............................................................44

COMPENSATION TABLE...........................................................46

THE ADVISER, CIBC WM AND THE NON-MANAGING MEMBERS............................47

PERFORMANCE INFORMATION......................................................52

VOTING.......................................................................52

CONFLICTS OF INTEREST........................................................53

BROKERAGE....................................................................57

FEES AND EXPENSES............................................................58

CAPITAL ACCOUNTS AND ALLOCATIONS.............................................60

SUBSCRIPTION FOR INTERESTS...................................................65

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS..........................67

TAX ASPECTS..................................................................71

ERISA CONSIDERATIONS.........................................................85

ADDITIONAL INFORMATION AND SUMMARY OF  LIMITED LIABILITY COMPANY AGREEMENT...87

APPENDIX A  LIMITED LIABILITY COMPANY AGREEMENT...............................1

APPENDIX B-1  Buttonwood Focus Fund II, L.P.  Investment Performance.........1

APPENDIX B-2  The Pegasus Fund Limited  Investment Performance...............1

APPENDIX B-3  Scudder Greater Europe Growth Fund  Investment Performance.....1

                                SUMMARY OF TERMS

     The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the limited liability company agreement of Deauville Europe Fund, L.L.C. (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

THE COMPANY:                        Deauville Europe Fund, L.L.C. (the
                                    "Company") is a recently formed Delaware limited liability company, registered under the Investment Company Act of 1940 (the
                                    "1940 Act") as a closed-end,
                                    non-diversified, management investment
                                    company.

                                    The Company is a specialized investment
                                    vehicle that may be referred to as a
                                    registered private investment company. The
                                    Company is similar to an unregistered
                                    private investment partnership in that (i) the Company's portfolio may be more actively managed than most other investment companies, (ii) interests in the Company ("Interests") are sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, and thus are restricted as to transfer, and
                                    (iii) the capital accounts of persons who purchase Interests offered hereby ("Members") are subject to both asset-based charges and performance-based allocations in connection with the Company's activities. Unlike a private investment partnership but like other registered investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

INVESTMENT PROGRAM:                 The Company's investment objective is to
                                    seek long-term capital appreciation while managing risk through use of a multi-strategy investment program. It pursues this objective by investing substantially all of its assets in wholly-owned private investment funds (the
                                    "Master Funds") which, in turn, invest
                                    primarily in equity securities of European issuers. For this purpose, a company will be considered a European issuer if: (i) the principal trading market for its securities is in a European country; (ii) during the company's most recent fiscal year, at least
                                    50% of the company's revenues or profits were derived from goods produced or sold, investments made or services performed in European countries; or (iii) during the company's most recent fiscal year, it had at least 50% of its assets in European countries. As used herein, the terms

                                    "Europe" or "European" include the United
                                    Kingdom, the industrial nations of Western
                                    Europe and the less wealthy or developed countries of Eastern Europe, including Russia and Ukraine. It is anticipated that a majority of the Company's assets will be invested, through the Master Funds, in the securities of issuers of the United Kingdom and other Western European issuers.

                                    CIBC Oppenheimer Advisers, L.L.C. serves as the investment adviser of the Company (the "Adviser") and is responsible for the allocation of the Company's assets for investment across various investment styles. For each such investment style, the Adviser will establish a separate Master Fund in order to facilitate the investment of the Company's assets in accordance with such investment style. The Adviser will also serve as the investment adviser of each Master Fund. CIBC World Markets Corp. ("CIBC WM") is the managing member of the Adviser. Personnel of the various investment advisory firms that are non-managing members of the Adviser, acting on behalf of the Adviser and under the supervision of CIBC WM, will serve as portfolio managers for the Master Funds (the "Portfolio Managers") and will manage the assets of the Master Funds in accordance with their respective investment styles. The Portfolio Managers have been selected based on their experience and expertise in particular investment strategies.

                                    Initially, the personnel of the Non-Managing
                                    Members who will serve as Portfolio Managers will be:

                                    o        Jeffrey M. Weingarten, Francois
                                             Langlade-Demoyen and Paul Feldman,
                                             each of whom are also directors of
                                             Buttonwood Capital Partners Limited
                                             ("Buttonwood").;

                                    o        David Yarrow, who also serves as a
                                             Managing Director of Clareville
                                             Capital Limited ("Clareville") and

                                    o        Carol Franklin, who also serves as
                                             a Managing Director of Zurich
                                             Scudder Investments, Inc. (formerly
                                             Scudder Kemper Investments, Inc.)
                                             ("Scudder").

                                    Buttonwood, Clareville and Scudder are
                                    non-managing members of the Adviser and are, or will be prior to the Company's initial closing, registered investment advisers under the Investment Advisers Act of 1940. The Portfolio Managers, in managing the assets of Company, will employ investment strategies that are substantially similar to those they use in managing the assets of client accounts of the non-managing member with which the Portfolio Manager is associated.

                                    o        In managing client accounts on
                                             behalf of BUTTONWOOD CAPITAL
                                             PARTNERS LIMITED, Messrs.
                                             Weingarten, Langlade-Demoyen and
                                             Feldman have employed detailed
                                             proprietary research and analysis
                                             in seeking to generate absolute
                                             returns in the long-term by
                                             investing both long and short in
                                             equities of European issuers, and
                                             focusing on those companies that
                                             they believe can sustain above
                                             average returns. Buttonwood was
                                             incorporated in England on March 4,
                                             1999 and is controlled by a trust
                                             established by Jeffrey M.
                                             Weingarten. Buttonwood serves as
                                             the general partner of Buttonwood
                                             Capital Partners Limited
                                             Partnership, which, by delegation
                                             from Buttonwood Capital Management
                                             Company Limited, manages the
                                             investment portfolio of Buttonwood
                                             Focus Fund II, L.P., a private
                                             investment partnership. Buttonwood
                                             was admitted to Investment
                                             Management Regulatory Organisation
                                             ("IMRO") membership in 1999, and as
                                             of November 30, 2000, Buttonwood
                                             had approximately $50 million in
                                             assets under its management.

                                    o        In managing client accounts on
                                             behalf of CLAREVILLE CAPITAL
                                             LIMITED, Mr. Yarrow has sought to
                                             achieve long-term capital
                                             appreciation through investment in
                                             businesses in the United Kingdom
                                             and continental Europe that offer
                                             the potential for above average
                                             growth and positive earnings
                                             surprises. His focus has been on
                                             his areas of core competence, such
                                             as finance, retail, media and
                                             telecommunications. Mr. Yarrow
                                             generally has taken positions with
                                             at least a one year view.
                                             Clareville, which was founded in
                                             1995, was admitted to IMRO
                                             membership in 1996 and, as of
                                             [December 1, 2000], had
                                             approximately $48 million in client
                                             assets under management. Clareville
                                             is controlled by David Yarrow.

                                    o        In managing client accounts on
                                             behalf of ZURICH SCUDDER
                                             INVESTMENTS, INC., Ms. Franklin has
                                             sought long-term growth of capital
                                             through investments primarily in
                                             equity securities of European
                                             issuers, and, as a secondary
                                             objective, has sought to provide
                                             current income principally through
                                             investments in dividend-paying
                                             securities. Scudder provides
                                             investment advice to individuals
                                             and institutions, including over
                                             [____] open-end and closed-end
                                             registered investment companies.
                                             Scudder was founded as Scudder,
                                             Stevens & Clark, Inc. in 1919 and
                                             in 1953 introduced the first mutual
                                             fund available in the U.S.
                                             investing in securities of issuers
                                             in several foreign countries.
                                             Scudder is controlled by Zurich
                                             Financial Services, Inc., and, as
                                             of [September 30, 2000], managed
                                             approximately $297 billion in
                                             assets.

                                    CIBC WM, as managing member of the Adviser, will oversee the activities and performance of the Portfolio Managers. The Adviser may, subject to the approval of the Board of Managers of the Company, establish additional, replace or reduce the number of, Master Funds. Additional or replacement Master Funds will be managed by Portfolio Managers associated with investment advisory firms other than those with which the current Portfolio Managers are associated. The Adviser, in its sole discretion, may also reallocate the assets of the Company among the Master Funds. In providing services to the Company, the Adviser will rely on Kenneth Stemme, an Executive Director of CIBC WM, to oversee the activities and performance of the Portfolio Managers. Mr. Stemme will regularly assess the allocation of the Company's assets among various investment strategies and styles, and determine the recommended investment strategies to be used in managing the Company's assets. Mr. Stemme will be the person primarily responsible for allocation of the Company's assets among the Master Funds and Portfolio Manager selection recommendations, subject to such policies as may be adopted by and such approvals as may be required by the Board of Managers. (See "The Adviser, CIBC WM and the Non-Managing Managers").

                                    The securities in which the Company invests typically are traded on internationally recognized European securities exchanges or liquid over-the-counter markets. The Company may effect short sales of securities and may invest in debt securities. It may also utilize various derivatives, including options on securities and stock index options. In pursuing its investment objective, the Company may from time to time borrow money for the purchase of investments (a practice known as "leverage"). The use of these investment techniques and instruments is subject to certain limitations described elsewhere in this Confidential Memorandum, and involves certain risks. CIBC Oppenheimer Deauville Europe Fund, Ltd. (the "Offshore Fund"), for which an affiliate of the Adviser will serve as investment adviser, will invest substantially all of its assets in the Company. (See "Types of Investments and Related Risk Factors.")

                                    The Portfolio Managers will rely on
                                    investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities for the Company. The research process may involve company visits, use of valuation models, review and analysis of published research, and discussions with industry sources.

RISK FACTORS:                       The Company's investment program is
                                    speculative and entails substantial risks.
                                    There can be no assurance that the Company's investment objective will be achieved.

                                    Because Company will invest primarily in the equity securities of European issuers, its investments and investment performance will be affected by risk factors that generally are not associated with investments in the U.S. These include, among other things: varying custody, brokerage and settlement practices in different countries; difficulty in pricing securities; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding issuers or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the between different countries; difficulties in invoking legal process and enforcing contractual obligations; greater difficulty of assessing economic trends in foreign countries; and exposure to the impact of currency fluctuations. Moreover, foreign governmental issuers may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.

                                    The Company's, investment performance will depend at least partially on the ability of the Portfolio Managers to identify and purchase securities that appreciate in value for investment and to identify and sell securities that depreciate in value. However, the performance of equity securities in which the Company invest will be affected by general market and economic conditions affecting securities markets generally.

                                    The Company's use of leverage, short sales and derivative transactions, and potentially limited diversification can, in certain circumstances, result in significant losses to the Company. Certain other types of investments, such as derivatives and illiquid investments, also involve particular risks as described herein.

                                    As a non-diversified investment company, there are no percentage limitations on the portion of the Company's assets that may be invested in the securities of any one issuer. The Company intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in the securities of any one issuer. However, while seeking desirable investments, the Company may temporarily exceed this limitation. The Company's investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broader range of issuers.

                                    CIBC WM generally will charge the Company and each Master Fund an asset-based fee and the Adviser will receive performance-based allocations with respect to the performance of the Company and each Master Fund (together, the "Incentive Allocations"). The Incentive Allocations may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of such allocations. In addition, because an Incentive Allocation is calculated on a basis that includes unrealized appreciation of assets, the allocation may be greater than if it were based solely on realized gains.

                                    The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. The personnel of CIBC WM responsible for overseeing the Company's investments and the personnel of the non-managing members of the Adviser serving as Portfolio Managers, who are responsible for managing the Company's investment portfolio, however, have substantial experience in managing investments and private investment funds.

                                    Interests will not be traded on any
                                    securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. (See "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

                                    INVESTING IN A MULTI-PORTFOLIO MANAGER FUND,
                                    SUCH AS THE COMPANY, INVOLVES ADDITIONAL
                                    SPECIAL RISKS, INCLUDING THE FOLLOWING:

                                    The Adviser will receive any
                                    performance-based allocations to which it is entitled with respect to the performance of a Master Fund irrespective of the performance of the other Master Funds and the Company generally. Accordingly, the Adviser may receive compensation from the Company as a result of a Master Fund's positive investment performance even if the Company's overall returns are negative.

                                    Investment decisions of the Company are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer whose shares are being sold by another Portfolio Manager. Consequently, the Company could indirectly incur certain transaction costs without accomplishing any net investment result.


MANAGEMENT:                         The board of managers of the Company (the
                                    "Board of Managers") has overall
                                    responsibility for the management and
                                    supervision of the operations of the
                                    Company. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company (who is affiliated with CIBC WM). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the initial Managers.

                                    Any vacancy in the position of Manager may be filled by the remaining Managers, or, if required by the 1940 Act, by a vote of a plurality of the votes cast at a meeting of the Members (excluding any votes eligible to be cast by the Members affiliated with CIBC
                                    WM). (See "Board of Managers" and "Voting.")

                                    The Adviser may be deemed to control the Company for purposes of the 1940 Act.

ADVISER: CIBC Oppenheimer Advisers, L.L.C., a Delaware limited liability company, serves as the investment adviser of the Company and will be responsible for managing the Company's investment portfolio pursuant to the terms of an investment advisory agreement between it and the Company (the "Investment Advisory Agreement"). The Adviser also serves as the investment adviser of each Master Fund and will be responsible for managing the investment portfolio of each Master Fund. CIBC WM is the managing member and controlling person of the Adviser, and Buttonwood, Clareville and Scudder are the initial non-managing members of the Adviser. Investment professionals who are personnel of Buttonwood, Clareville, Scudder or such other individuals or entities as may in the future be admitted as non-managing members of the Adviser (each, a "Non-Managing Member," and collectively, the "Non-Managing Members"), will serve as Portfolio Managers, managing the Company's investment portfolio on behalf of the Adviser under the supervision of CIBC WM. The Adviser currently anticipates that, initially, approximately one-third of the Company's assets will be invested in each of three Master Funds, the assets of which will be managed by the personnel of Buttonwood, Clareville and Scudder, respectively. This allocation may change or be rebalanced in the future, in the discretion of the Adviser. The Adviser holds a non-voting special advisory member interest (the "Special Advisory Account") in the Company solely for the purpose of receiving the Incentive Allocations. In addition, the Adviser or an affiliate of the Adviser will make a capital contribution to the Company as a member. The capital account of the Adviser and any affiliate as a member of the Company will not exceed approximately 5% of the aggregate capital accounts of the Members.

                                    CIBC WM (directly or through affiliates, including the Adviser) provides investment advisory services to registered investment companies, private investment partnerships and individual client accounts, including the Offshore Fund. Each of Buttonwood, Scudder and Clareville is, or will be prior to the Company's initial closing, an investment adviser registered under the Investment Advisers Act of 1940.

                                    The Investment Advisory Agreement is
                                    effective for an initial term expiring March
                                    1, 2003, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board of Managers. The Board of Managers may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

                                    CIBC WM and the Adviser may be deemed to "control" the Company for purposes of the Bank Holding Company Act of 1956, as amended (the "BHC Act"), to which the Adviser, CIBC WM and affiliates of CIBC WM are subject. As a result, certain activities of the Company may be restricted by the BHC Act and rules and regulations thereunder, as described in "Types of Investments and Related Risk Factors - Investment Policies and Restrictions" below.

PLACEMENT AGENT:                    CIBC WM acts as the placement agent for the
                                    Company, without special compensation from the Company, and will bear its own costs associated with its activities as placement agent. The Board of Managers may terminate
                                    CIBC WM as placement agent on 30 days' prior written notice. CIBC WM intends to compensate its account executives for their ongoing servicing of clients with whom they have placed Interests. This compensation will be based on a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. (See "Conflicts Of Interest -
                                    CIBC WM.")

                                    CIBC WM (subject to the approval of the
                                    Board of Managers) may delegate any of its duties, functions or powers as placement agent to unaffiliated third-parties to act as sub-placement agents for the Company and may compensate them therefor. The Company will not bear any costs associated with any such arrangements.

CONFLICTS OF INTEREST:              Certain conflicts of interest may arise from
                                    the following: (i) CIBC WM, the Non-Managing
                                    Members and their respective affiliates, including the Adviser, and the

                                    Portfolio Managers may each engage in
                                    investment management activities for their own accounts and the accounts of others in which the Company has no interest and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company; (ii) the Adviser, the Non-Managing Members and their respective affiliates may manage accounts (in which the Company has no interest), including the Offshore Fund, of certain other persons in accordance with investment programs that are substantially similar to the Company's investment program, but (a) these accounts may commit a different percentage of their respective assets to an investment opportunity than the Adviser may commit of the Company's assets and (b) there may be circumstances under which the Adviser, the Non-Managing Members or their respective affiliates will consider participation by such accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company;
                                    (iii) situations may occur where the Company could be disadvantaged because of the investment activities conducted by CIBC WM, the Adviser, the Non-Managing Members or their respective affiliates for their own accounts or for accounts they manage; (iv) the Company may enter into certain transactions with one or more accounts that are managed by the Adviser, the Non-Managing Members or their respective affiliates, but only in accordance with the 1940 Act; (v) the Adviser, the Non-Managing Members or their respective affiliates may currently or in the future provide investment advisory services from time to time to private investment partnerships or other entities or accounts, including the Offshore Fund, that are advised by CIBC WM, the Adviser, the Non-Managing Members or their respective affiliates; (vi) the Non-Managing Members and their personnel or affiliates may receive research products and services in connection with the brokerage services that CIBC WM and its affiliates may provide from time to time (a) to one or more entities managed by the Non-Managing Members or their respective affiliates or (b) to the Company;
                                    (vii) from time to time, in the ordinary course of their brokerage, investment or dealer activities, CIBC WM and its affiliates may trade, position or invest in, for their own accounts, the same securities as those in which the Company invests;
                                    (viii) the Company may be subject to the same restrictions relating to the purchase and sale of securities contained on CIBC WM's recommended and restricted list as are imposed on CIBC WM's proprietary accounts;
                                    (ix) the investment banking and corporate finance activities of CIBC WM, Canadian Imperial Bank of Commerce (the parent company of CIBC WM) or their respective affiliates may restrict the ability of the Company to purchase or sell certain securities; and (x) the Adviser, CIBC WM and affiliates of CIBC WM are subject to regulation under the BHC Act and to restrictions imposed by the Board of Governors of the Federal Reserve System on their transactions and relationships with the Company and these restrictions may affect the investments made by the Company. Future activities of CIBC WM, the Adviser, the Non-Managing Members or their respective affiliates, including the respective directors, principals, officers and employees of the foregoing, may give rise to additional conflicts of interest. (See "Conflicts Of Interest.")

FEES AND EXPENSES:                  CIBC WM will provide certain administration
                                    and investor services to the Company,
                                    including, among other things, providing office space and other support services to the Company, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company will pay CIBC WM a monthly administration fee of approximately
                                    0.10417% (1.25% on an annualized basis) of the Company's net assets (the "CIBC WM
                                    Fee").

                                    In addition to the services described above, CIBC WM will provide certain other services to the Company, including, among other things: identifying, making arrangements for and retaining Portfolio Managers on behalf of the Company; monitoring adherence to the various investment strategies employed by the Company; due diligence with respect to the selection of Portfolio Managers and monitoring their performance; regularly assessing the allocation of the Company's assets among various Master Funds; the establishment and continuance of Master Funds; and determining the investment strategies desired by the Adviser for investment of the Company's assets. In consideration for these services, each Master Fund will pay CIBC WM a monthly administration fee of approximately 0.02083% (.25% on an annualized basis) of the Master Fund's net assets (the "Administrative Fee").

                                    The CIBC WM Fee and Administrative Fee will each be paid to CIBC WM out of the Company's assets and each Master Fund's assets, respectively. The CIBC WM Fee will be reflected in each Member's capital account (including the Adviser's capital account in the Company but excluding the Special Advisory Account) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. The Administrative Fee will be reflected in the Company's capital account in the applicable Master Fund. (See "Capital Accounts and Allocations."). A portion of each of the CIBC WM Fee and Administrative Fee will be paid by CIBC WM to the Non-Managing Members.

                                    The Company will pay all expenses incurred in connection with its business and operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's and the Master Funds' accounts, including: fees payable to consultants and professionals; legal fees; accounting fees; custody expenses; costs of insurance; organizational and registration expenses; certain offering expenses; expenses of meetings of the Board of Managers and Members; the CIBC WM Fee; and fees payable to PFPC Inc. for providing certain administration, accounting and investor services to the Company. (See "Fees and Expenses.") These expenses will not be charged to the Special Advisory Account.

SALES CHARGE:                       Investors purchasing Interests may be
                                    charged sales commissions of up to 3% of the amount transmitted in connection with their subscriptions for Interests. (See
                                    "Subscription for Interests.")

ALLOCATION OF PROFIT AND LOSS:      The net profits or net losses of the Company
                                    (including, without limitation, the
                                    Company's allocation of net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Members at the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (See "Capital
                                    Accounts and Allocations - Allocation of Net
                                    Profits and Net Losses.")

INCENTIVE ALLOCATIONS:              Generally, at the end of each fiscal year,
                                    incentive allocations will be made with
                                    respect to the Company as follows: (i) with respect to each Master Fund, 15% of the net profits of the Company that are attributable to the Master Fund, if any, that have been credited to the capital account of a Member during the period (a "Master Fund Incentive
                                    Allocation") will be debited from the
                                    Member's capital account (including the
                                    Adviser's capital account) and credited to the Special Advisory Account; and then, (ii)
                                    5% of the net profits of the Company, if any, that have been credited to the capital account of a Member during the period (a
                                    "Company Incentive Allocation") will be
                                    debited from the Member's capital account
                                    (including the Adviser's capital account) and credited to the Special Advisory
                                    Account. A Master Fund Incentive allocation will be charged to investors in the Company with respect to a Master Fund only to the extent that cumulative net profits of the Master Fund through the close of any period exceeds the highest level of cumulative net profits of the Master Fund through the close of any prior period. An Incentive Allocation will be charged to investors in the Company only to the extent that cumulative net profits of the Company through the close of any period exceeds the highest level of cumulative net profits of the Company through the close of any prior period. For this purpose, cumulative net profits will be adjusted to reflect any repurchases of a Member's Interest and to reflect any withdrawal of amounts from a Master Fund by the Company. The Adviser may withdraw any Incentive Allocation credited to the Special
                                    Advisory Account by the last business day of the month following the date on which such allocation was made. (See "Capital Accounts and Allocations - Incentive Allocations.")

SUBSCRIPTION FOR INTERESTS:         The minimum initial investment in the
                                    Company is $150,000 and the minimum
                                    additional investment in the Company is
                                    $25,000. The minimum initial and additional contributions may be reduced by the Board of Managers. In connection with initial and additional investments, a sales charge of up to 3% of the amount transmitted for such investments may be imposed in the sole discretion of the investor's account executive. Amounts paid as sales charges, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied.

                                    For the first twelve months from the date the Company commences operations, the Board of Managers may accept initial and additional subscriptions for Interests as of the first day of each month. Thereafter, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors at such times as may be determined by the Board of Managers, but not more frequently than as of the first day of each calendar quarter, unless the Board of Managers has received a letter from counsel to the Adviser stating that, under applicable banking laws, the Board of Managers may accept initial and additional subscriptions from eligible investors on a more frequent basis. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date and require the investor to submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time. The Board of Managers has authorized the Company to accept initial subscriptions for Interests in the amount of $50,000 or more from certain eligible investors who are affiliated with the Company or its service providers. (See "Subscription for Interests.") Generally, Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). However, notwithstanding the foregoing, the Offshore Fund may, and intends to, purchase Interests in the Company. In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

ELIGIBILITY:                        Each prospective investor will be required
                                    to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and that the investor has a net worth at the time of subscription of more than $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion.
                                    Existing Members who subscribe for
                                    additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement that must be completed by each prospective investor.

INITIAL CLOSING DATE:               The anticipated initial closing date for
                                    subscriptions for Interests is March 1,
                                    2001.

TRANSFER RESTRICTIONS:              Interests held by Members may be transferred
                                    only with the written consent of the Board of Managers, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board of Managers generally will not consent to a transfer unless the transfer is: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member; (ii) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (iii) to members of the transferring Member's immediate family (siblings, spouse, parents and children); (iv) a distribution from a qualified retirement plan or an individual retirement account; (v) a "block transfer" within the meaning of Treasury Regulations ss. 1.7704-1(e)(2); or (vi) one which does not cause interests in the Company to be readily tradable on a secondary market or the substantial equivalent thereof, as determined under Treasury Regulations.
                                    1.7704-1(j), unless it consults with counsel to the Company and such counsel confirms that such transfer will not cause the Company to be treated as a publicly traded partnership taxable as a corporation. In addition, the Board of Managers will not consent to a transfer unless the transferring Member has been a Member for at least six months and the proposed transfer is to be made on the effective date of an offer by the Company to repurchase
                                    Interests. The foregoing permitted
                                    transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.
                                    (See "Redemptions, Repurchases of Interests and Transfers - Transfers of Interests.")

WITHDRAWALS AND REPURCHASES
OF INTERESTS BY THE COMPANY         No Member will have the right to require the
                                    Company to redeem its Interest. The Company may from time to time offer to repurchase Interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Company should repurchase
                                    Interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2001. Thereafter, the Adviser expects that it generally will recommend to the Board of Managers that the Company offer to repurchase Interests from Members twice each year, effective June 30 and December 31. The Board of Managers will also consider the following factors, among others, in making this determination: (i) whether any Members have requested to tender
                                    Interests or portions thereof to the
                                    Company; (ii) the liquidity of the Company's assets; (iii) the investment plans and working capital requirements of the Company;
                                    (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing
                                    Interests or portions thereof; (vi) the
                                    economic condition of the securities
                                    markets; and (vii) the anticipated tax
                                    consequences of any proposed repurchases of Interests or portions thereof. (See
                                    "Redemptions, Repurchases of Interests and
                                    Transfers - No Right of Redemption" and "-
                                    Repurchases of Interests.")

                                    The Company Agreement provides that the
                                    Company shall be dissolved if the Interest of any Member that has submitted a written request, in accordance with the terms of the Company Agreement, to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years of the request.

SUMMARY OF TAXATION:                Counsel to the Company will render an
                                    opinion that the Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury
                                    Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.


                                    If it were determined that the Company
                                    should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA PLANS AND OTHER
TAX-EXEMPT ENTITIES:
                                    Investors subject to the Employee Retirement
                                    Income Security Act of 1974, as amended
                                    ("ERISA"), and other tax-exempt entities
                                    (each, a "tax-exempt" entity) may purchase
                                    Interests with the approval of the Board of Managers. The Company may utilize leverage in connection with its trading activities. Therefore, a tax-exempt Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). The Company provides to tax-exempt Members such accounting information as they require to report their UBTI for income tax purposes.

                                    Investment in the Company by tax-exempt
                                    entities requires special consideration.
                                    Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

TERM: The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS:                 The Company will furnish to Members as soon
                                    as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The
                                    Company will also send Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made. Members also will be sent quarterly reports regarding the Company's operations during each quarter.

FISCAL YEAR:                        The 12-month period ending December 31. The
                                    first fiscal year of the Company will
                                    commence on the date of the initial closing and will end on December 31, 2001.

                            SUMMARY OF FUND EXPENSES


     The following table illustrates the expenses and fees that the Company expects to incur and that Members can expect to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
    Maximum sales load (percentage of purchase amount)...........  3.00% (1)
    Maximum redemption fee.......................................  None
ANNUAL EXPENSES (as a percentage of net assets
    attributable to Interests)
    CIBC WM Fee (to CIBC World Markets Corp.)....................  1.25%
    Administrative Fee (to CIBC World Markets Corp.).............  0.25%
    Company Incentive Allocation (to the Adviser)................  5.00% of net
                                                                   profits (2)
    Master Fund Incentive Allocations (to the Adviser) ..........  15.00% of net
                                                                   profits (2)
    Other expenses...............................................  1.25%

    Total annual expenses (other than Company Incentive
        Allocation, Master Fund Incentive Allocations and          -----
        interest expense)........................................  2.75%

     (1) In connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive. See "Subscription for Interests - Sales Charge."

     (2) Net profits means, with respect to assets of the Company or of a Master Fund (each, an "Entity"), the amount of realized and unrealized profits that is attributable to assets of the Entity that has been credited to the capital account of an investor in such Entity during the applicable allocation period, but only to the extent that cumulative net profits attributable to the Entity with respect to the investor through the close of the allocation period exceeds the highest level of cumulative net profits attributable to the Entity with respect to such investor through the close of any prior allocation period. For this purpose, cumulative net profits of the Company or a Master Fund will be adjusted to reflect any repurchases of an Member's Interest or withdrawals of amounts from a Master Fund, respectively. For a more complete description of the Incentive Allocations, see "Capital Accounts and Allocations - Incentive Allocations."

     The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Members will bear directly or indirectly. "Other expenses," as shown above, is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of the Company's operations, and includes professional fees and other expenses that the Company will bear directly, including fees paid to the Company's administrator and custody fees and expenses. For a more complete description of the various fees and expenses of the Company, see "Fees and Expenses," "Additional Information and Summary of Limited Liability Company Agreement - Custodian" and "Subscription For Interests."

Example

                                                  1 year     3 years   5 years
                                                  ------     -------   -------

You would pay the following expenses
on a $150,000** investment, assuming
a 5% annual return:                               $5,625     $17,559   $30,467

     The Example is based on the expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Company's actual rate of return may be greater or less than the hypothetical 5% return shown in the Example.

                                   THE COMPANY

     Deauville Europe Fund, L.L.C. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Company was organized as a limited liability company under the laws of Delaware on November 22, 2000, and has no operating history. The Company's principal office is located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser to the Company and is responsible for the Company's investment activities pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the "Board of Managers"). (See "Board of Managers.")

                                 USE OF PROCEEDS

     The Company expects that the proceeds from the sale of interests in the Company ("Interests"), excluding the amount of any placement fees paid by investors and net of the Company's ongoing fees and expenses, will be used to implement the Company's investment program and objectives as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Company.

--------

** On an investment of $1,000, the Example would be as follows:

        Example

                                               1 year    3 years    5 years
                                               ------    -------    -------

        You would pay the following expenses
        on a $1,000 investment, assuming
        a 5% annual return:                       $38       $117       $203

                                    STRUCTURE

     The Company is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Company is similar to a private investment partnership in that its investment portfolio may be more actively managed than most other investment companies and Interests will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Company, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its Interests without limiting the number of investors that can participate in its investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment partnerships.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Company's investment objective is to seek long-term capital appreciation while managing risk through use of a multi-strategy investment program. It pursues this objective by investing substantially all of its assets in wholly-owned private investment funds (the "Master Funds") which, in turn, invest primarily in equity securities of European issuers. For this purpose, a company will be considered a European issuer if: (i) the principal trading market for its securities is in a European country; (ii) during the company's most recent fiscal year, at least 50% of the company's revenues or profits were derived from goods produced or sold, investments made or services performed in European countries; or (iii) during the company's most recent fiscal year, it had at least 50% of its assets in European countries. As used herein, the terms "Europe" or "European" include the United Kingdom, the industrial nations of Western Europe and the less wealthy or developed countries of Eastern Europe, including Russia and Ukraine. It is anticipated that a majority of the Company's assets will be invested, through the Master Funds, in the securities of issuers of the United Kingdom and other Western European issuers.

INVESTMENT STRATEGY

     CIBC Oppenheimer Advisers, L.L.C. serves as the investment adviser of the Company (the "Adviser") and is responsible for the allocation of the Company's assets for investment across various investment styles. For each such investment style, the Adviser will establish a separate Master Fund in order to facilitate the investment of the Company's assets in accordance with such investment style. The Adviser will also serve as the investment adviser of each Master Fund. CIBC World Markets Corp. ("CIBC WM") is the managing member of the Adviser. Buttonwood Capital Partners Limited ("Buttonwood"), Clareville Capital Limited ("Clareville") and Zurich Scudder Investments, Inc. (formerly Scudder Kemper Investments, Inc.) ("Scudder") are non-managing members of the Adviser. (Buttonwood, Clareville, Scudder and such other investment advisory firms as may be admitted as non-managing members of the Adviser in the future are collectively referred to as "Non-Managing Members.") Personnel of the Non-Managing Members, acting on behalf of the Adviser and under the supervision of CIBC WM, will serve as portfolio managers for the Master Funds (the "Portfolio Managers") and will manage the assets of the Master Funds in accordance with their respective investment styles. The Portfolio Managers have been selected based on their experience and expertise in particular investment strategies.

     Initially, the personnel of the Non-Managing Members who will serve as Portfolio Managers will be: Jeffrey M. Weingarten, Francois Langlade-Demoyen and Paul Feldman, each of whom are also directors of Buttonwood; David Yarrow, who also serves as a Managing Director of Clareville; and Carol Franklin, who also serves as a Managing Director of Scudder. Buttonwood, Clareville and Scudder are non-managing members of the Adviser and are, or will be prior to the Company's initial closing, registered investment advisers under the Investment Advisers Act of 1940. The Portfolio Managers, in managing assets of the Company, through their respective Master Funds, will employ investment strategies that are substantially similar to those they use in managing the assets of client accounts of the non-managing member with which the Portfolio Manager is associated.

     o In managing assets of the Company on behalf of the Adviser, Messrs. Weingarten, Langlade-Demoyen and Feldman of BUTTONWOOD will seek to generate absolute returns in the long-term by investing both long and short in equities of European issuers. They will seek to identify investment opportunities through the use of Buttonwood's detailed proprietary research and analysis, focusing on those companies that they believe can sustain above average returns and which can be purchased or sold at a price that will generate substantial capital gains for the Company in the long term. In seeking to achieve this objective on behalf of the Company, these Portfolio Managers will invest its assets in a wide range of instruments, including equity securities, other collective investment vehicles, options, warrants and other derivative instruments (which may be either exchange traded or over-the-counter). In addition, these Portfolio Managers may employ other hedging techniques.

     o David Yarrow, who, in addition to serving as a Portfolio Manager of the Company, is the Managing Director and majority shareholder of

          CLAREVILLE, will seek to achieve long-term capital appreciation by investing in growth stocks principally in the United Kingdom, but also in continental Europe. In managing assets of the Company, his focus will be on businesses on certain sectors, including, among others, finance, retail, media and telecommunications, that offer the potential for above average growth and significantly increased earnings. Mr. Yarrow intends to generally take positions on behalf of the Company with at least a two year view.

     In pursuing the Company's investment objective, Mr. Yarrow may trade stocks on a long and short basis when he believes that the flow of information or capital in the markets will lead to short term price movements. During periods of market uncertainty, he may seek to protect the Company's assets through the use of derivatives, including FTSE 100 futures. However, Mr. Yarrow expects that the positions he manages on behalf of the Company will rarely be net short.

     Mr. Yarrow places great emphasis on the discipline of focus and prudence. He will invest the assets of the Company only in areas in which he believes he has an edge and he will attempt to reduce or realize positions when the fundamentals of such positions deteriorate.

     o Carol Franklin, a Managing Director at SCUDDER who will also serve as a Portfolio Manager of the Company, will seek long-term growth of capital through investments primarily in equity securities of European issuers, including both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. Within this diverse area, Ms. Franklin will seek to benefit from accelerating economic growth transformation and deregulation, including increased privatizations and corporate restructurings, further broadening of the European Union, and the implementation of economic policies to promote non-inflationary growth. She expects to invest the majority of Company's assets under her management in the more established and liquid markets of Western and Southern Europe.

     In managing assets of the Company on behalf of the Adviser, Ms. Franklin will look for companies that have above-average potential for sustainable earnings growth and whose market value appears reasonable in light of their business prospects, and will seek to maintain variety in terms of the companies and industries in which it invests.

     For more detailed descriptions of the Portfolio Managers and the Non-Managing Members, see "The Adviser, CIBC WM and the Non-Managing Members."

     CIBC WM, as managing member of the Adviser, will oversee the activities and performance of the Portfolio Managers. The Adviser may, subject to the approval of the Board of Managers of the Company, establish additional, replace or reduce the number of, Master Funds. Additional or replacement Master Funds will be managed by Portfolio Managers associated with investment advisory firms other than those with which the current Portfolio Managers are associated. The Adviser, in its sole discretion, may also reallocate the assets of the

Company among the Master Funds. In providing services to the Company, the Adviser will rely on Kenneth Stemme, an Executive Director of CIBC WM, to oversee the activities and performance of the Portfolio Managers. Mr. Stemme will regularly assess the allocation of the Company's assets among various investment strategies and styles, and determine the recommended investment strategies to be used in managing the Company's assets. Mr. Stemme will be the person primarily responsible for allocation of the Company's assets among the Master Funds and Portfolio Manager selection recommendations, subject to such policies as may be adopted by and such approvals as may be required by the Board of Managers. He will evaluate the Portfolio Managers based on their experience and expertise in a particular investment strategy or strategies with respect to European equity investments. The Adviser currently anticipates that, initially, approximately one-third of the Company's assets will be invested in each of three Master Funds, the assets of which will be managed by the personnel of Buttonwood, Clareville and Scudder, respectively. This allocation may change or be rebalanced in the future, in the discretion of the Adviser.

     The securities in which the Company invests typically are traded on internationally recognized European securities exchanges or liquid over-the-counter markets. The Company may effect short sales of securities and may invest in debt securities. It may also utilize various derivatives, including options on securities and stock index options. In pursuing its investment objective, the Company may from time to time borrow money for the purchase of investments (a practice known as "leverage"). The use of these investment techniques and instruments is subject to certain limitations described elsewhere in this Confidential Memorandum, and involves certain risks. CIBC Oppenheimer Deauville Europe Fund, Ltd. (the "Offshore Fund"), for which an affiliate of the Adviser will serve as investment adviser, will invest substantially all of its assets in the Company. (See "Types of Investments and Related Risk Factors.")

     The personnel of the Non-Managing Members selected as Portfolio Managers have each, in the judgment of CIBC WM, shown the ability to achieve above-average results within their particular investment strategies and investment styles. However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a cycle in the equity market. While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

     Consistent with these concepts, the assets of the Company will be managed according to a variety of investment strategies and styles. This investment allocation strategy is intended to permit the Company to achieve more consistent investment returns, while managing risk, than could be achieved by investing in any one investment strategy. The Adviser is responsible for the allocation of assets among investment strategies and styles, subject to such policies as may be adopted by the Board of Managers.

     The Adviser and the personnel of the Non-Managing Members acting as Portfolio Managers have complete discretion to purchase and sell securities and other investments with respect to the assets of the Company consistent with the investment objective and strategies and limitations of the Company. The Company will monitor compliance with all limitations applicable with respect to the Company, including those imposed by the 1940 Act. The Company may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes.

     Equity securities include common and preferred stock and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights. The Company's portfolio of securities is expected to include long and short positions in equity securities. As part of its investment program, the Company may effect short sales of securities and may invest in debt securities. The Company may also utilize swaps, swaptions and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. Although the Company will invest primarily in the securities of European issuers, it may invest up to 15% of the value of its total assets in the securities of U.S. issuers.

     In circumstances deemed appropriate by the Adviser, it may: (i) make substantial investments in bonds or other fixed income securities of the United States Government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) effect transactions in commodities and futures contracts (and, when available, options thereon); (iv) engage in hedging in related equity, convertible and interest rate securities; (v) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (vi) invest in instruments of failing companies or companies already in bankruptcy;
(vii) engage in strategic block investing, leveraged buy outs and acquisitions;
(viii) utilize short sales and leverage, repurchase agreements and options; and
(ix) invest with asset allocators who utilize a variety of the strategies delineated above.

     Each of the above described activities entails risk. (See "Types of Investments and Related Risk Factors--Leverage," "--Short Sales" and "--Special Investment Instruments and Techniques.")

     Depending upon market conditions and the availability of suitable investment opportunities, the Company may utilize leverage in pursuing its investment objective. Leverage is the practice of borrowing money to purchase investments, which the Company may do by purchasing securities on margin, borrowing from a bank or entering into reverse repurchase agreements.

     The Company will endeavor to attain its investment goals primarily by making investments that are stock specific, i.e., related directly to the prospects of certain companies. Although the Adviser's selection of a security will focus on its long-term merits, the size of a position may vary considerably depending upon current levels of valuation, rate of earnings growth, and stage of the product cycle.

     In managing the investments of the Company on behalf of the Adviser, the Portfolio Managers will rely on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process may involve company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

     The research process may involve direct contact with the management of the companies in which the Company invests, augmented where necessary by contacts with competitors, suppliers or end users of relevant products. The Adviser intends to use information provided by specialized research firms or regional brokerage companies in order to become more knowledgeable about particular industries and geographic areas. In addition, brokerage firm analysts may be used as either research backup or company specialists, trade publications and industry sources will be studied on an ongoing basis, and consultants will be utilized in specialized cases. Finally, the network of investment managers and analysts with which the Adviser, the Non-Managing Members and their respective personnel have become acquainted during the years in which they have worked as asset managers may be utilized as informal sources of information.

     The Company may also invest in non-convertible bonds and other non-convertible debt securities when the Adviser believes that these securities offer opportunities for capital appreciation or a more favorable risk/reward ratio.

     During periods of adverse market conditions, the Company may deviate from its investment objective and invest all or any portion of its assets in high quality debt securities, including money market instruments, or hold cash or cash equivalents. The Company may also invest in money market instruments or hold cash for liquidity purposes. (See "Types of Investments and Related Risk Factors - Temporary Investments.")

     In pursuing its investment objective, or for hedging purposes, the Company may use various investment techniques and strategies. These may include the use of leverage, short sales of securities and the purchase and sale of options on securities and stock indices, subject, however, to certain limitations described elsewhere in this Confidential Memorandum, including any policies that may be established by the Board of Managers. The use of these investment techniques and instruments involves certain risks. (See "Types of Investments and Related Risk Factors.") The Company will comply with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with its use of these strategies.

     Additional information about the types of investments that will be made by the Company, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of members of the Company (each a "Member"). (See "Types of Investments and Related Risk Factors - Investment Policies And Restrictions.")

     THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE COMPANY'S USE OF LEVERAGE, SHORT SELLING AND DERIVATIVES

TRANSACTIONS AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

     All securities investments risk the loss of capital. The value of the Company's total net assets should be expected to fluctuate. To the extent that the Company's portfolio is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. The Adviser's use of leverage is likely to cause the Company's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

     For purposes of the Company's compliance with certain investment restrictions and certain investment limitations under the 1940 Act, the Company will monitor compliance at both the Company and Master Fund level.

INVESTING IN EUROPEAN COMPANIES

     European securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in European securities are affected by risk factors generally not thought to be present in the U.S. These risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Company between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in European countries also generally involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Company's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

     The Company may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.

Forward contracts are transactions involving the Company's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Company for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Company anticipates purchasing or selling a foreign security. This technique would allow the Company to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Company's existing holdings of foreign securities. There may be, however, imperfect correlation between the Company's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Company's investment objective (subject to any policies established by the Board of Managers), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Company's investment portfolio.

     The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Company's investment portfolio may experience greater volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     The Company may invest in developing or emerging market countries or countries whose economies are less well developed than that of the United States or European countries that are members of the G7.(1) The economies of such countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Business entities in some of these countries, including many Eastern European countries, may have only a limited history of operating in a market-oriented economy, and the ultimate impact of such countries' attempts to move toward more market-oriented economies is currently unclear. The social and economic difficulties resulting from local corruption and crime could adversely affect the value of the Company's investments. Certain of these countries have been developing a body of real property, securities and tax laws and laws governing corporations and other business entities. Such legal structures governing private and foreign investment and private property, where they have been implemented, are new. Laws may not exist to cover all business and commercial relationships or to protect the holders of interests in equity or debt securities adequately. Laws, regulations, and legal interpretations in less developed European countries can change quickly and unpredictably in a manner far more volatile than in the United States and certain of the more developed European countries. These changes could materially and adversely affect the Company's investments.




---------------

(1) The G7 includes the following European countries: France, Germany, Great Britain and Italy.

EQUITY SECURITIES

     A significant portion of the Company's investment portfolio normally will consist of long and short positions in common stocks and other equity securities. The values of equity securities change in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

     The Company's investments in equity securities of European companies will include securities that are listed on foreign and U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter and on foreign exchanges may not be traded in the volumes typically found on a national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest, and the Company may invest a significant portion of its assets in securities of companies having smaller market capitalization. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Adviser to analyze the value of the company. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Company may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies. These companies may not be well known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Additionally, the securities of these companies may be more volatile in price and have less liquidity than the securities of companies having larger market capitalization.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference over an issuer's common stock as to dividends and upon liquidation, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company's ability to achieve its investment objective.

BONDS AND OTHER DEBT SECURITIES

     GENERALLY. The Company may invest a portion of its assets in bonds and other debt securities when, in the judgment of the Adviser (subject to any policies established by the Board of Managers), such investments are warranted. In addition, the Company may invest in high quality debt securities for temporary defensive purposes and to maintain liquidity. Debt securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Company will not invest more than 20% of its total assets in non-convertible debt securities which have not received an investment grade rating from at least one NRSRO.

LIMITED DIVERSIFICATION

     The Company is a "non-diversified" investment company. Thus, there are no percentage limitations on the percentage of the Company's assets that may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Company's assets were invested in the securities of a limited number of issuers, some of which may be within the same industry, the Company's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company.

     The Company intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of investment) in the securities of any one issuer. However, while seeking desirable investments, the Company may temporarily exceed this limitation subject to other applicable policies and procedures.

LEVERAGE

     The Company may borrow money to purchase securities, a practice known as "leverage," which involves certain risks. In this regard, the Company may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements.

The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Company of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

     Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company's investment portfolio. In the event that the Company's equity or debt instruments decline in value, the Company could be subject to a "margin call" or "collateral call," pursuant to which the Company must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Company's assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness. The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement. Compliance with the Asset Coverage Requirement will be monitored by the Adviser.

     The SEC Staff has stated, however, that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the

Company must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Company's ability to otherwise invest those assets or dispose of those securities.

     In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Company of various investments, the Company may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

     The Company may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities of companies that the Adviser (subject to any policies established by the Board of Managers) believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. To effect a short sale, the Company will borrow a security from a brokerage firm to make delivery to the buyer. The Company is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Company is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

     The Company will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Company replaces the security. The Company will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Company may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Company's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the Company's sale of a security to a bank or securities dealer and the Company's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Company's investment portfolio. The Company has adopted specific policies designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     The Company may utilize a variety of special investment instruments and techniques (described below) to hedge their investment portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Company's investment objective. These strategies may be executed through derivative transactions. The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company's investment objective.

     CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Company may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A covered call option written by the Company is a call option with respect to which the Company owns the underlying security. The sale of such an option exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Company is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Company's books or with the Company's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets.

     The Company may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Company will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Company would ordinarily make a similar "closing sale transaction," which involves liquidating the Company's position by selling the option previously purchased, although the Company would be entitled to exercise the option should it deem it advantageous to do so. The Company may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

     Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter by the Company, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.

     WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. The Company may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and the Company's investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Company's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     ADDITIONAL DERIVATIVE TRANSACTIONS. The Company may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, the Company may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Company or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Company's investment strategy and the Company's investment objective and legally permissible for the Company. Special risks may apply to instruments that are invested in by the Company in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Company.

     A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional", amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Company's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, the Company may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

     Foreign Futures and Options. You should also be aware that the Company may trade foreign futures or options contracts. Transactions on markets located outside the United States, including on markets formally linked to a United States market, may be subject to regulations which offer different or diminished protection to the Company. Further, United States regulatory authorities may be unable to compel the enforcement of the rules of regulatory authorities or markets in non-United States jurisdictions where transactions for the Company may be effected.

LENDING PORTFOLIO SECURITIES

     The Company may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Company may at any time call the loan and obtain the return of the securities loaned. The Company will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Company's limitation on indebtedness unless, at the time the Company enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In such cases, the Company may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Although the Company will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of investment) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Company is eligible to purchase securities in Rule 144A transactions if and when it and all other investment companies for which the Adviser serves as the investment adviser own, in the aggregate, at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Company qualify under Rule 144A, and an institutional market develops for those securities, the Company likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Company's illiquidity. The Company may adopt procedures under which certain Rule 144A securities will not be deemed to be subject to the 15% of total assets limitation on investments in restricted and illiquid securities, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Company to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

     Where registration is required to sell a security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Managers.

     Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Company is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Company will consider the need to maintain an adequate level of liquidity in its portfolio in order for the Company to fund the repurchase of interests from Members without unnecessarily adversely impacting the value of the Company's portfolio. (See "Redemptions, Repurchases of Interests and Transfers - Repurchases of Interests.") It is not expected that the Company will invest all or a substantial portion of the value of its total assets in such restricted or other illiquid investments.

TEMPORARY INVESTMENTS

     For defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality debt securities, including money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top three categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

     The Company may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of Interests from Members or for other purposes.

     Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Company's right to dispose of the securities may be restricted, or the value of the securities may decline before the Company is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Company is able to dispose of them. If the Company enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Company may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Company has adopted specific policies designed to minimize certain of the risks of loss from the Company's repurchase agreement transactions.

INVESTMENT POLICIES AND RESTRICTIONS

     The Company has adopted the following six fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act):

     (1) The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.

     (2) The Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

     (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) The Company will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

     (5) The Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

     (6) The Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

     The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act).

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the company duly called,
(A) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of the company, whichever is less.

     With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Company is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

     The Bank Holding Company Act of 1956, as amended (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The parent company of the Adviser is Canadian Imperial Bank of Commerce ("CIBC"), which is subject to the BHC Act.

     In particular, CIBC generally may not own or control, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the outstanding equity (including subordinated debt) of certain issuers (the "Equity Limit"). Because CIBC may be deemed to control the Company within the meaning of the BHC Act, the Company's holdings of all such securities will be aggregated with those of CIBC and its subsidiaries (including CIBC WM) for purposes of calculating the Equity Limit. Consequently, the Company generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by CIBC and its subsidiaries, would cause the Equity Limit to be exceeded. In addition, CIBC and its subsidiaries generally will be precluded under the BHC Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Company may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the BHC Act.

     Under the BHC Act, a foreign bank or a bank holding company may, if it meets certain criteria, become a financial holding company ("FHC") and engage (and may acquire companies engaged) in a wide range of activities that are "financial in nature" (or, in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities. The BHC Act does not authorize bank holding companies or FHCs to engage in activities that are not financial in nature. As of March 13, 2000, CIBC became an FHC.

     As an FHC, CIBC may in the future elect to treat the Company as part of its merchant banking activities. If CIBC were to elect to treat the Company as part of its merchant banking activities, the Equity Limit would no longer apply to the Company and the Company would become subject to the provisions of the BHC Act governing merchant banking activities by affiliates of FHCs. As a result, certain features of the Company's structure and business plan may be modified and the organizational documents of the Company may be amended to effect such modifications.

     The Federal Reserve and the U.S. Department of Treasury have issued an interim regulation (the "Interim Regulation") governing the merchant banking activities of an FHC that would become applicable to the Company if CIBC elected to conduct merchant banking activities by investment in or through the Company. The Interim Regulation would impose: limitations on the involvement of the Company, the Adviser and CIBC (and its subsidiaries and affiliates) in the routine management and operations of a portfolio company; possible limitations on certain transactions between U.S. banking offices and any depository institution subsidiaries of CIBC (the "U.S. Banking Offices") and certain portfolio companies; possible limitations on cross-marketing by the U.S. Banking Offices with the Company and certain portfolio companies; and limitations on the duration of the Company's investment in a portfolio company. (The duration of investments by the Company in a portfolio company would be limited to a maximum of 10 years under the Interim Regulation.) Certain recordkeeping and reporting requirements mandated by the Interim Regulation also would become applicable to the Company. The regulators have solicited comments on the Interim Regulation and may issue an amended regulation which would, when issued, also be applicable to the Company.

     If CIBC were to elect to treat the Company as part of its merchant banking activities, in order to ensure compliance with the Interim Regulation, the participation of the Adviser and the Company in the management and operation of the Company's portfolio companies would be limited and restricted in certain ways. If the Company acquired control of a portfolio company and appointed its representatives to the board of directors, the Interim Regulation would permit the Company (through its representatives on the board of directors) to exercise customary oversight over the operations and management of the portfolio company. However, the Interim Regulation would restrict the Company's representatives from becoming officers, employees or agents of the portfolio company, from exercising control (by contract or otherwise) of the routine business decisions of the portfolio company, and from otherwise becoming involved in the day-to-day operations of the portfolio company. Nonetheless, the Interim Regulation would permit the Company's representatives to become involved in the routine management and operation of the portfolio company, for up to six months (or such longer period as the Federal Reserve may approve), when such intervention is necessary to address a material risk to the value or operation of the portfolio company.

     If in the future CIBC ceased to qualify as an FHC under the regulations of the Federal Reserve, additional restrictions might be imposed on the Company's activities (such as restrictions on the Company's acquisition of portfolio companies, which may include the Equity Limit), or CIBC may be required to divest or restructure its interests in the Company. Investments in banks, thrifts, bank holding companies and thrift holding companies are subject to certain limits and approval requirements established by Federal and state banking laws, including the BHC Act. Accordingly, the Company may limit its investments in such entities.

     The Company would also no longer be subject to the Equity Limit in the event that CIBC was no longer deemed to "control" the Company for purposes of the BHC Act. At such time, the Company would be operated so as to ensure that it continued to not be viewed as "controlled" by CIBC under the BHC Act.

     The Adviser does not expect that the restrictions imposed by the BHC Act will adversely impact the investment operations of the Company.

     The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest - CIBC WM" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     The Incentive Allocations (defined below) to the Adviser's Special Advisory Account (defined below) of 15% of the net profits of the Company attributable to each Master Fund and 5% of the net profits of the Company may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocations. In addition, because the Incentive Allocations are calculated on a basis that includes unrealized appreciation of the Company's assets, the Incentive Allocations may be greater than if they were based solely on realized gains. (See "Capital Accounts and Allocations - Incentive Allocation.")

TAX RISKS

     Counsel to the Company will render an opinion that the Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company will also render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Company should be treated as an association or publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and distributions of profits from the Company would be treated as dividends. (See "Tax Aspects - Tax Treatment of Company Operations - Classification of the Company.")

LACK OF OPERATING HISTORY

     The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. However, the members of the Adviser responsible for managing the Company's investment portfolio (including such members' employees and affiliates) have substantial experience in managing investment portfolios and private investment funds. Moreover, the Non-Managing Members of the Adviser whose personnel is primarily responsible for managing the Company's investment portfolio and such personnel have substantial experience in managing investment funds that have investment programs that are substantially similar to the investment programs they intend to pursue for the Company. (See "Performance Information," "The Adviser, CIBC WM and the Non-Managing Members" and "Conflicts of Interest - Participation in Investment Opportunities.")

LIQUIDITY RISKS

     Interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest in the Company for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2001, and, for each year thereafter, twice each year, effective at the end of the second fiscal quarter and again at the end of the year. (See "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

     The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

ACTIVE MANAGEMENT OF PORTFOLIO

     The Company's investment program emphasizes active management of the Company's portfolio. Consequently, the Company's portfolio turnover and brokerage commission expenses may exceed those of other investment entities. Although the Company cannot accurately predict its portfolio turnover, the Adviser generally expects that the Company's portfolio turnover rate may exceed 150%. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the Members as ordinary income.

BANKING REGULATION

     CIBC World Markets ("CIBC WM") is an affiliate of CIBC and, as such, is subject to certain U.S. and Canadian banking laws, including the BHC Act, and to regulation by the Federal Reserve. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions between CIBC WM and its affiliates, on the one hand, and the Company, on the other hand, and may restrict the investments and transactions by the Company.


SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     The Adviser will receive an Incentive Allocation with respect to a Master Fund irrespective of the performance of the other Master Funds and the Company generally. Accordingly, the Adviser may receive an Incentive Allocation with respect to a Master Fund that has positive performance even if the Company's overall investment return is negative.

     Investment decisions of the Company are made by its Portfolio Managers entirely independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer whose shares are being sold by another Portfolio Manager. Consequently, the Company could directly or indirectly incur certain transaction costs without accomplishing any net investment result. In addition, a loss resulting from the sale of a security by one Portfolio Manager may be disallowed for Federal income tax purposes under the "wash sale" rule if such security is purchased by another Portfolio Manager within a certain period of time after such sale.

     A noncorporate investor's share of the Company's investment expenses (including the asset-based fees at the Company and Master Fund levels and the performance-based allocations) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

THE OFFSHORE FUND- LISTING ON THE IRISH STOCK EXCHANGE

     As mentioned above, it is expected that the Offshore Fund will invest substantially all of its assets in the Company. The Offshore Fund intends to list its shares on the Irish Stock Exchange, and will be subject to certain diversification requirements associated with such listing. If necessary, the Company will comply with such diversification requirements in order to enable the Offshore Fund to invest in the Company.


                                BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company's investment program. It exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The persons comprising the Board of Managers ("Managers") will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

     The identity of the members of the Board of Managers, and brief biographical information regarding each Manager, is set forth below.


       NAME, ADDRESS             POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
          AND AGE                WITH THE COMPANY                DURING PAST 5 YEARS
      ---------------            ----------------              -----------------------
Sol Gittleman                    Manager                Mr. Gittleman has been Senior Vice
                                                        President and Provost of Tufts University
Ballou Hall                                             since 1981. He is a Director of the Mexico
Tufts University                                        Equity and Income Fund, Inc., CIBC
Medford, MA  02155                                      Oppenheimer Technology Partners, L.L.C.
Age 66                                                  ("Technology Partners"), as well as an
                                                        Individual General Partner ("IGP") of
                                                        Augusta Partners, L.P. ("Augusta") and
                                                        Troon Partners, L.P. ("Troon"), each of
                                                        which is associated with CIBC WM; and a
                                                        Manager of Sawgrass Fund, L.L.C.


       NAME, ADDRESS             POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
          AND AGE                WITH THE COMPANY                DURING PAST 5 YEARS
      ---------------            ----------------              -----------------------
                                                        ("Sawgrass"), for which the Adviser serves
                                                        as investment adviser.


Luis Rubio                       Manager                Dr. Rubio is President of Centro de
                                                        Investigation Para el Desarrollo, A.C.
Centro de Investigacion                                 (Center of Research Development), an
Para el Desarrollo, A.C.                                Adjunct Fellow of the Center of Strategic
Jaime Balmes No. 11,  D-2                               and International Studies, a Member of the
Los Morales Polanco                                     Advisory Board of the National Council of
Mexico D.F. 11510                                       Science and Technology of Mexico and a
Age 45                                                  Director of the Human Rights Commission of
                                                        Mexico City. He is a Director of India
                                                        Fund, Inc., Asia Tigers Fund, Inc.,
                                                        Technology Partners and certain other
                                                        offshore private investment funds, as well
                                                        as an IGP of Augusta and Troon, each of
                                                        which is associated with CIBC WM; and a
                                                        Manager of Sawgrass, for which the Adviser
                                                        serves as investment adviser. From 1991 to
                                                        1993, Dr. Rubio was a Director of Banco
                                                        National de Mexico S.A.



Janet L. Schinderman             Manager                Ms. Schinderman has been Associate Dean
                                                        for Special Projects and Secretary to the
Columbia Business School                                Board of Overseers at Columbia Business
Office of the Dean                                      School of Columbia University since 1990.
101 Uris Hall                                           From 1987 to 1990, she served as
Columbia University                                     Executive Assistant to the President at
New York, NY  10027                                     the Illinois Institute of Technology. Ms.
Age 49                                                  Schinderman is also an IGP of Augusta and
                                                        Troon, each of which is associated with
                                                        CIBC WM; and a Manager of Sawgrass, for
                                                        which the Adviser serves as investment
                                                        adviser.


Howard M. Singer*                Manager                Mr. Singer is a Managing Director, Asset
                                                        Management, CIBC WM. He is also an IGP of
CIBC World Markets Corp.                                Augusta and Troon, each of which is
1 World Financial Center                                associated with CIBC WM; and a Manager of
New York, New York  10281                               Sawgrass, Stratigos Fund, L.L.C.,
Age 37                                                  Whistler Fund, L.L.C., Wynstone Fund,
                                                        L.L.C. and Xanthus Fund, L.L.C., for
                                                        which the Adviser serves as


       NAME, ADDRESS             POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
          AND AGE                WITH THE COMPANY                DURING PAST 5 YEARS
      ---------------            ----------------              -----------------------
                                                        investment adviser.


* Manager who is an "interested person" (as defined by the 1940 Act) of the Company.



     Each of the Managers was elected to the Board of Managers by the organizational Member of the Company (who is affiliated with CIBC WM). By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Company, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of the Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of Managers then serving.

     The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser (the "Independent Managers") from the Company and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the calendar year ending December 31, 2001. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940 Act) of the Company or the Adviser.


                               COMPENSATION TABLE

                                              Pension or
                                              Retirement
                                               Benefits                               Total
                                            Accrued as Part   Estimated Annual    Compensation
                          Compensation        of Company        Benefits Upon     from CIBC WM
    Name of Person        from Company         Expenses          Retirement      Registered Funds
    --------------        ------------       ------------        ----------      ----------------
Sol Gittleman                $8,000               0                  0              $39,000

Luis Rubio                   $8,000               0                  0              $46,800

Janet Schinderman            $8,000               0                  0              $31,200

     Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company.

     The Board of Managers has formed an Audit Committee, comprised of the Independent Managers, the functions of which are: (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Company's independent auditors and the Board of Managers.

                THE ADVISER, CIBC WM AND THE NON-MANAGING MEMBERS

     The Adviser serves as the Company's investment adviser and has been given the responsibility to manage the investment portfolio of the Company, subject to the ultimate supervision of and subject to any policies established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Adviser dated and effective as of March 1, 2001 (the "Investment Advisory Agreement"). The Adviser also serves as the investment adviser of each Master Fund and will be responsible for managing the investment portfolio of each Master Fund.

     The Adviser was formed as a Delaware limited liability company in October 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser serves as an investment adviser or general partner of other registered and private investment companies. The offices of the Adviser are located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225.

     CIBC WM is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advice to the Company. Buttonwood, Clareville and Scudder are the initial non-managing members of the Adviser and have agreed to provide the Adviser with such of their personnel, research and facilities as the Adviser requires to manage the Company's investment portfolio. Such personnel have the responsibility, subject only to the supervision of the personnel of CIBC WM and the Board of Managers, for the investment advisory services provided to the Company. Based upon its continuing evaluation of the performance of each Portfolio Manager and its adherence to the Company's investment objective, the Adviser may allocate a greater or lesser portion of the Company's assets for management by any Portfolio Manager and may, subject to the approval of the Board of Managers, reallocate the assets of the Company in order to increase, decrease or eliminate the use of certain investment strategies with respect to the assets of the Company. The interests of CIBC WM and each Non-Managing Member in the Adviser, as such interests relate to the Adviser's business of providing services to the Company, are represented by a separate series of interests in the Adviser relating specifically to such business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to a particular series are enforceable against the assets of that series only, and not against the assets of any other series or of the

Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests in the Adviser are not enforceable against the assets of the series relating to the Company. Other series of interests in the Adviser represent interests in other business activities of the Adviser.

     As described above, CIBC WM will rely on Kenneth Stemme, an Executive Director of CIBC WM, to oversee the activities and performance of the Portfolio Managers. Mr. Stemme will regularly assess the allocation of the Company's assets among various investment strategies and styles, and determine the recommended investment strategies to be used in managing the Company's assets. Mr. Stemme will be the person primarily responsible for allocation of the Company's assets among the Master Funds and Portfolio Manager selection recommendations, subject to such policies as may be adopted by and such approvals as may be required by the Board of Managers.

     Mr. Stemme joined CIBC WM in January 1999 as an Executive Director for Hedge Fund Consulting, and serves as the member of CIBC WM's Hedge Fund Due Diligence Committee primarily responsible for the day-to-day management of Whistler Fund, L.L.C., a closed-end, non-diversified, management investment company substantially all the assets of which are invested in private investment funds. Prior to joining CIBC WM, Mr. Stemme spent eight and one-half years at Harris Associates. Harris Associates is a money management firm located in Chicago with approximately $15 billion under discretionary management at December 31, 1998. While at Harris, Mr. Stemme participated in a group that managed up to $1.3 billion in assets in multi-strategy hedge fund portfolios allocated among up to 60 investment managers. For his last five years with Harris, Mr. Stemme was one of three professionals responsible for these portfolios, performing quantitative and qualitative due diligence on existing and prospective managers, as well as asset allocation among strategies and managers. Mr. Stemme holds a B.A. in Mathematics and Economics from Cornell University (1989) and an M.B.A. (with High Honors) from DePaul University
(1994). Mr. Stemme is also a CFA.

     The Adviser and companies controlling the Adviser (including CIBC WM, its managing member, and CIBC, CIBC WM's parent) may be deemed to "control" the Company, as such term is defined by the 1940 Act. CIBC and its affiliates (including CIBC WM and the Adviser) are subject to the BHC Act and the rules and regulations of the Federal Reserve. Because CIBC may be deemed to control the Company for purposes of the BHC Act, certain activities of the Company may be restricted by the BHC Act and the rules and regulations of the Federal Reserve thereunder, as described elsewhere in this Confidential Memorandum.

     CIBC WM is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, CIBC WM is subject to the informational requirements of the U.S. Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the SEC. Such reports filed by CIBC WM with the SEC will be made available to any prospective investor upon request. CIBC WM is also registered as an investment adviser with the SEC under the Advisers Act.

     CIBC WM is the U.S. corporate, investment, institutional and private client banking arm of CIBC, which currently is the second-largest bank in Canada, with assets of approximately U.S. $175.8 billion and a market capitalization of U.S. $12.0 billion as of

October 31, 2000. Although CIBC has conducted business in the United States for over a century, the name "CIBC Oppenheimer Corp." was adopted in November 1997 when CIBC Wood Gundy Securities Corp. acquired Oppenheimer & Co., Inc., one of the largest privately owned, full-service securities firms in the U.S. At the time of the acquisition, the combined company was renamed "CIBC Oppenheimer Corp." Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. CIBC WM also provides wealth management and retail brokerage services under the marketing name CIBC Oppenheimer. CIBC WM has approximately 4,500 employees in the United States and 9,000 worldwide.

     Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for formulating a continuing investment program for the Company. It makes all decisions regarding the Company's assets, including the selection, monitoring and allocation of the Company's assets across various investment strategies and styles in accordance with the investment objective and policies of the Company. The Adviser makes all decisions regarding investment strategies and styles to be pursued by the Portfolio Managers on behalf of the Company (subject to the supervision of the Board of Managers).

     The Investment Advisory Agreement was approved by the Board of Managers (including a majority of the Independent Managers), at a meeting held in person on January [15], 2001, and was also approved on that date by the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The initial term of the Investment Advisory Agreement expires on March 1, 2003. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940
Act) of the outstanding voting securities of the Company, provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for the Company to indemnify, to the fullest extent permitted by law, the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable and which arises in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

     The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser is entitled to receive the Incentive Allocations. (See "Capital Accounts and Allocations -- Incentive Allocations.") The Incentive Allocations arrangement between the Company and the Adviser was also approved by the Board of Managers (including a majority of the Independent Managers), and by vote of the then sole Member of the Company, on January [15], 2001.

     As mentioned above, personnel of the Non-Managing Members will manage the assets of the Company on behalf of the Adviser subject to the supervision of CIBC WM. Each of the Non-Managing Members and their personnel who will serve as Portfolio Managers of the Company are described below.

BUTTONWOOD CAPITAL PARTNERS LIMITED

     Buttonwood was incorporated in England on March 4, 1999 and is ultimately owned by a trust established by Jeffrey M. Weingarten. Buttonwood serves as the general partner of Buttonwood Capital Partners Limited Partnership, which, by delegation from Buttonwood Capital Management Company Limited, manages the investment portfolio of Buttonwood Focus Fund II, L.P., a private investment partnership. Buttonwood was admitted to Investment Management Regulatory Organisation ("IMRO") membership in 1999. As of November 30, 2000, Buttonwood had approximately $50 million in assets under its management. The key personnel of Buttonwood who will be managing assets of the Company on behalf of Buttonwood and the Adviser are Buttonwood's directors, Jeffrey M. Weingarten, Francois Langlade-Demoyen and Paul Feldman, each of whom is described below.

     JEFFREY M. WEINGARTEN, age 52, was a Managing Director and Global Strategist in the International Equity Research division at Goldman Sachs International from 1995 until 1999, having previously been, from 1987 to 1991, director of International Research and an International Portfolio Strategist. From 1991 to 1995, he was a Managing Director and Chief Investment Officer at Goldman Sachs Asset Management International. From 1977 to 1987, he was a securities analyst and Vice President and Director of Research in the Equity Research division at Goldman Sachs & Co. in New York. He became a partner of Goldman Sachs & Co. in 1990. From 1971 to 1977, Mr. Weingarten was Vice President and a securities analyst at Scheinman Hochstein & Trotta, New York. Mr. Weingarten holds a BS in Economics (cum laude) from The Wharton School, University of Pennsylvania, is a Certified Financial Analyst and is a Member of the New York Society of Security Analysts and International Investment Analysts Group.

     FRANCOIS LANGLADE-DEMOYEN, age 40, was a Managing Director at Credit Suisse First Boston Limited with responsibility for European equity strategy and value based analysis from 1994 until June 1999. He also managed the research associate program during that time. From 1990 to 1993, Mr. Langlade-Demoyen was a director and Member of the Board of Credit Suisse First Boston France where he was Head of the Equity Research and Sales Departments and was a strategist on the French equity market. From 1987 to 1990, he was an executive director at Goldman Sachs International where he was also a strategist on the French equity market and a member of the French strategy committee. From 1984 to 1987, he worked for JP Morgan & Co. in Paris and New York. He holds a PhD (ABD) in Philosophy from Paris Sorbonne University and a PhD (ABD) in Finance from Paris Dauphine University as well as holding an ESSEC (Ecole Superieure des Sciences Economiques et Commerciales) diploma, the French equivalent of an MBA.

     PAUL FELDMAN, age 36, was the Chief Investment Officer at Safra Republic Investments Limited from 1996 until June 1999. From 1991 to 1996, Mr. Feldman was a quantitative portfolio manager at Goldman Sachs Asset Management International and from 1987 to 1991, he was a global portfolio strategist at Goldman Sachs International. Mr. Feldman holds a BA in Mathematics and Management from Brunel University, London.

CLAREVILLE CAPITAL LIMITED

     Clareville was founded in 1995 and admitted to IMRO membership in June 1996. Clareville, which is based in London, specializes in investing in United Kingdom and continental European equities. The Pegasus Fund Limited ("Pegasus"), a Bermuda domiciled fund started in November 1997, is Clareville Capital's flagship investment vehicle, for which Clareville serves as investment manager. As of December 1, 2000, Clareville had approximately $48 million in client assets under management.

     The key employee of Clareville who will be managing assets of the Company as a Portfolio Manager is David Yarrow, whose biography appears below.

     DAVID YARROW, age 34, is currently the Managing Director and majority shareholder of Clareville, as well as the portfolio manager for Pegasus. He joined County Natwest in London as a graduate trainee and worked there as an institutional stockbroker until moving to New York to join HSBC in 1992. In 1993, he returned to the United Kingdom as a senior European equity salesman at Natwest Markets and was appointed a Director in 1994. At Natwest Markets his responsibilities included control of stock selection with the broker's research department. In April 1996, Mr. Yarrow left Natwest Markets to establish Clareville Capital. He graduated with an honors degree in Business Studies and Accounting from Edinburgh University in June 1988.

ZURICH SCUDDER INVESTMENTS, INC.

     Scudder provides investment advice to individuals and institutions, including providing investment advice to over [____] open and closed-end registered investment companies. Scudder was founded as Scudder, Stevens & Clark, Inc. in 1919 and in 1953 introduced the first mutual fund available in the U.S. investing in securities of issuers in several foreign countries. Scudder is controlled by Zurich Financial Services, Inc., and, as of September 30, 2000, managed approximately $297 billion in assets. The key employee of Scudder, who will be managing assets of the Company as a Portfolio Manager is Carol Franklin, whose biography appears below.

     CAROL FRANKLIN, age 48, is a Managing Director of Scudder and a member of the firm's Global Equity Group. She serves as Lead Portfolio Manager for the Kemper New Europe Fund and Scudder Greater Europe Growth Fund and is a member of the portfolio management team for Scudder International Fund and the IG Scudder European Growth Fund. In addition, Ms. Franklin manages institutional international equity portfolios and researches investment opportunities in several western and eastern European countries. Prior to joining Scudder in 1981, Ms. Franklin was with The Boston Company and Bank of America. Ms. Franklin studied at the Sorbonne and L'Institute d'Etudes Politiques and received a B.A. degree with distinction in French Literature from Smith College. She received an M.B.A. degree in Finance from Columbia University. She is also a Chartered Financial Analyst and has served as President and Secretary of the New York Association of International Investors.

                             PERFORMANCE INFORMATION


     Appendix B-1 contains performance information for Buttonwood Focus Fund II, L.P., which is managed by Buttonwood in accordance with investment objectives and policies substantially similar to those that Messrs. Weingarten, Langlade-Demoyen and Feldman intend to maintain with respect to the assets of the Company under their management. The future performance of Buttonwood Focus Fund II, L.P. may vary from the future performance of the Company.

     Appendix B-2 contains performance information for The Pegasus Fund Limited, for which David Yarrow serves as portfolio manager and maintains investment objectives and policies substantially similar to those that he intends to maintain with respect to the assets of the Company under his management. The future performance of The Pegasus Fund Limited may vary from the future performance of the Company.

     Appendix B-3 contains performance information for Scudder Greater Europe Growth Fund, which is managed by Scudder in accordance with investment objectives and policies substantially similar to those that Carol Franklin intends to maintain with respect to the assets of the Company under her management. The future performance of Scudder Greater Europe Growth Fund may vary from the future performance of the Company.

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This Confidential Memorandum does not constitute an offer to sell interests in Buttonwood Focus Fund II, L.P., The Pegasus Fund Limited or Scudder Greater Europe Growth Fund, the performance of which is presented in Appendices B-1, B-2 and B-3, respectively.

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at a meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company. The interest of the Special Advisory Member is non-voting.

                              CONFLICTS OF INTEREST

CIBC WM

     In addition to serving as the managing member of the Adviser, CIBC WM (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients (collectively, "CIBC WM Clients"). The Company has no interest in these activities. As a result of the foregoing, CIBC WM and its officers or employees who assist CIBC WM in its management of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activities between the Adviser and CIBC WM Clients. Nevertheless, CIBC WM and its officers and employees will devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

     CIBC WM acts as the placement agent for the Company and will bear costs associated with its activities as placement agent. CIBC WM, as managing member of the Adviser and in its capacity as placement agent for the Company, intends to compensate its account executives for their ongoing servicing of CIBC WM Clients with whom they have placed Interests. CIBC WM intends to compensate its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. Additionally, in connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive. (See "Fees and Expenses," "Capital Accounts and Allocations - Incentive Allocation" and "Subscriptions for Interests - Sales Charge.")

     Situations may arise in which accounts affiliated with CIBC WM or its affiliates have purchased securities that would have been suitable for investment by the Company, but which the Company, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Company at a later time. From time to time, in the course of its brokerage, investment or dealer activities, CIBC WM or its affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Company invests. This could have an adverse impact on the Company's investment performance.

     CIBC WM and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Non-Managing Members or one of their affiliates.

THE NON-MANAGING MEMBERS

     The Non-Managing Members, their respective affiliates and certain of the investment professionals who are principals of or employed by the Non-Managing Members or their respective affiliates (collectively with the Non-Managing Members, the "NMM Affiliates") carry on substantial investment activities for other advised accounts and for their own accounts. In addition, the NMM Affiliates advise (or serve as general partners of) investment funds, and may in the future serve in a similar capacity for other pooled investment vehicles, including registered investment companies and private investment funds, established by the Non-Managing Members, the Portfolio Managers or others, with investment programs similar to that of the Company. (All accounts managed by the NMM Affiliates, excluding the Company and the Master Funds, are referred to collectively as the "NMM Accounts.") The Company has no interest in these activities. As a result of the foregoing, the Non-Managing Members and the investment professionals of the Non-Managing Members who, on behalf of the Adviser, will manage the Company's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Company and the NMM Accounts. These persons will devote only so much time to the affairs of the Adviser as in the judgment of the applicable Non-Managing Member is necessary and appropriate.

     In addition, the NMM Affiliates may receive research products and services in connection with the brokerage services that CIBC WM and its affiliates may provide from time to time (i) to one or more NMM Accounts or (ii) to the Company.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     The Adviser and the NMM Affiliates serve or may serve as the investment adviser for certain private investment companies and may be appointed in the future to serve as the investment adviser to other registered investment companies, private investment partnerships or managed accounts that may pursue an investment strategy similar to that of the Company (the "Other Accounts"). As a general matter, the Adviser (subject to any policies established by the Board of Managers) will consider participation by the Company in all appropriate investment opportunities that are under consideration by the Adviser or the NMM Affiliates for investment for the Other Accounts. There may be circumstances, however, under which the Adviser or the NMM Affiliates will cause one or more of the Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Company's assets. There may also be circumstances under which the Adviser or the NMM Affiliates will consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company.

     The Adviser will evaluate for the Company, and it is anticipated that the NMM Affiliates will evaluate for each NMM Account, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Company or an NMM Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Company and the NMM Accounts in the context of any particular investment opportunity, the investment activities of the Company and the NMM Accounts may differ from time to time. In addition, the fees and expenses of the Company may differ from those of the NMM Accounts. Accordingly, prospective Members should note that the future performance of the Company and the NMM Accounts or Other Accounts may vary.

     When the Adviser and an NMM Affiliate determine that it would be appropriate for the Company and one or more NMM Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser's responsibilities under the Advisers Act and the 1940 Act and Adviser's and NMM Affiliate's own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Company participate, or participate to the same extent as the NMM Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and the NMM Affiliates will take steps to ensure that no participating entity or account (including the Company) will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where the Company could be disadvantaged because of the investment activities conducted by the NMM Affiliates for the NMM Accounts. These situations may be based on, among other things, the following:
(1) legal restrictions on the combined size of positions that may be taken for the Company and the NMM Accounts, thereby limiting the size of the Company's position; (2) the difficulty of liquidating an investment for the Company and the NMM Accounts where a Portfolio Manager cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments. In particular, the Company may be legally restricted from entering into a "joint transaction" (as defined by the 1940 Act) with the NMM Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. (See "Conflicts Of Interest - Other Matters.")

     The members of the Adviser, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC WM, the Adviser or a Portfolio Manager, or by the NMM Affiliates for the NMM Accounts, that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a Joint Code of Ethics ("Joint Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's or Master Funds' portfolio transactions. Investment professionals and others that are subject to a code of ethics of a Non-Managing Member which complies with Section 17(j) of the 1940 Act shall be expected to comply with the provisions of the Non-Managing Member's code of ethics, as incorporated in the Joint Code of Ethics and attached to the Joint Code of Ethics in Exhibit B thereof. The Joint Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC's

Internet site at http://www.sec.gov, and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS

     CIBC WM and the Adviser and its members (and affiliated persons of its members) will not purchase securities or other property from, or sell securities or other property to, the Company except that CIBC WM and its affiliated broker-dealers may act as broker for the Company in effecting securities transactions. (See "Brokerage.") In addition, the Company may effect certain principal transactions in securities with one or more NMM Accounts, except for accounts in which a Non-Managing Member or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from a Non-Managing Member's or any affiliate's appointment as an investment adviser to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Company to purchase and it has been determined that it would be appropriate for an NMM Account to sell, or the Company to sell and an NMM Account to purchase, the same security or instrument on the same day. The purchases and sales would be made pursuant to procedures adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (1) each transaction will be effected for cash consideration at the current market price of the particular securities; (2) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

     The Company is not permitted to purchase or sell securities of any issuer as to which the Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Company's investment performance because the Company may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

     As a result of the investment banking and corporate finance activities of CIBC WM or CIBC, the Company may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Company may purchase securities during the existence of an underwriting or selling syndicate in which CIBC WM or any of its affiliates is participating only subject to certain conditions. This could have an adverse impact on the Company's investment performance.

     Under the BHC Act and other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC WM and its affiliates are subject to restrictions on the transactions that they may make with the Company, and their restrictions may affect the investments made by the Company.

     Future investment activities of CIBC WM (or its affiliates) or the Investment Mangers (or their respective affiliates) and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

     The Adviser is responsible for placing orders for the execution of the Company's portfolio transactions and the allocation of brokerage. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Company's brokerage policies.

     In selecting brokers and dealers to effect transactions on behalf of the Company, the Adviser seeks to obtain the best price and execution for the Company, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected by the Company with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Company will not necessarily pay the lowest commission available on each transaction. The Company has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

     Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Company with brokers (including affiliates of CIBC WM) that provide the Adviser, the Non-Managing Members, the Portfolio Managers or their respective affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, the Non-Managing Members, the Portfolio Managers or their respective affiliates in providing services to clients other than the Company. In addition, not all of the supplemental information is used by the Adviser in connection with the Company. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser, the Non-Managing Members, the Portfolio Managers or their respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Company.

     Although the Company cannot accurately predict its portfolio turnover, the Company generally expects that its annual portfolio turnover rate may exceed 150%. The Company's portfolio turnover rate may exceed that of certain other private investment companies or other registered investment companies, resulting in brokerage expenses that may exceed those of other investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the Members as ordinary income.

     The Company may execute portfolio brokerage transactions through CIBC WM or its affiliates. These transactions would be effected pursuant to procedures adopted by the Company pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Company in connection with the sale of securities to or by the Company, neither CIBC WM nor any of its affiliates may receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Morgan Stanley & Co., Inc. will serve as the Company's prime broker.

                                FEES AND EXPENSES

     CIBC WM will provide certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company will pay CIBC WM a monthly administration fee of approximately 0.10417% (1.25% on an annualized basis) of the Company's net assets (the "CIBC WM Fee"). Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company.

     In addition to the services described above, CIBC WM will provide certain other services to the Company, including, among other things: identifying, making arrangements for and retaining Portfolio Managers on behalf of the Company; monitoring adherence to the various investment strategies employed by the Company; due diligence with respect to the selection of Portfolio Managers and monitoring their performance; regularly assessing the allocation of the Company's assets among various Master Funds; the establishment and continuance of Master Funds; and determining the investment strategies desired by the Adviser for investment of the Company's assets. In consideration for these services, each Master Fund will pay CIBC WM a monthly administration fee of approximately 0.02083% (.25% on an annualized basis) of the Master Fund's net assets (the "Administrative Fee").

     The CIBC WM Fee and the Administrative Fee will each be computed based on the net assets of the Company or a Master Fund, respectively, as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and are due and payable in arrears within five business days after the end of that month. The CIBC WM Fee and the Administrative Fee will each be an expense paid to CIBC WM out of the Company's assets and each Master Fund's assets, respectively. The CIBC WM Fee will be reflected in each Member's capital account (including the Adviser's capital account in the

Company but excluding the Special Advisory Account) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. The Administrative Fee will be reflected in the Company's capital account in the applicable Master Fund. A portion of each of the CIBC WM Fee and the Administrative Fee will be paid by CIBC WM to the Non-Managing Members for services provided by them pursuant to the terms of separate sub-administration agreements.

     PFPC Inc. ("PFPC") provides administration, accounting and investor services to the Company and the Master Funds, which are in addition to the services provided by CIBC WM, as described above. In consideration for these services, the Company will pay PFPC a fee (the "PFPC Fee") that is not anticipated to exceed [0.50]% (annualized) of the Company's net assets, plus reimbursement of certain out-of-pocket expenses.

     In addition, the capital accounts of Members (except the Special Advisory Account (defined below)) may be subject to Incentive Allocations depending upon the investment performance of the Company and each Master Fund. (See "Capital Accounts and Allocations - Incentive Allocation.")

     The Company will bear all expenses incurred in its business and operations, other than those specifically required to be borne by CIBC WM. Expenses borne by the Company include, but are not limited to, the following:

     o all costs and expenses directly related to portfolio transactions and positions for the Company's or a Master Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments;

     o all costs and expenses associated with the organization and registration of the Company and the Master Funds, certain offering costs and the costs of compliance with any applicable Federal or state laws;

     o attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

     o the costs and expenses of holding meetings of the Board of Managers and meetings of Members;

     o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company or a Master

        Fund; however, in the event that consultants and professionals are retained for the benefit of the Company or a Master Fund and one or more other accounts managed by the Adviser or the Non-Managing Members, such fees will be allocated among all such accounts based on relative net assets;

     o the CIBC WM Fee and the fees of custodians and persons (such as PFPC) providing administrative services to the Company and the Master Funds;

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or the Board of Managers;

     o all expenses of computing the Company's or a Master Fund's net asset value, including any equipment or services obtained for these purposes;

     o all charges for equipment or services used in communicating information regarding the Company's or a Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Company; and

     o such other types of expenses as may be approved from time to time by the Board of Managers.

     The Adviser will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.

     The Company's organizational expenses are estimated at $200,000, and the Company will also bear certain expenses, not to exceed $100,000, associated with the initial offering of Interests. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the Company would have been able to amortize the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts (described below) of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including December 31, 2001, on which additional capital is contributed to the Company by Members. Offering costs cannot be deducted by the Company or Members.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

     The Company will maintain a separate capital account for each Member (including the Adviser in respect of any capital contribution to the Company by the Adviser, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described above with respect to organization expenses or as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described above with respect to organization expenses or as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the day preceding any day on which a contribution to the capital of the Company is made;
(3) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (4) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

     The Company will maintain a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

     Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

     Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited to or debited from each Member's capital account for the current and prior fiscal years. (See "Tax Aspects - Allocation of Profits and Losses.")

INCENTIVE ALLOCATIONS

     So long as the Adviser serves as the investment adviser of the Company, the Adviser will be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser will be entitled to receive: (i) an incentive allocation with respect to each Master Fund (each, a "Master Fund Incentive Allocation"), charged to the capital account of each Member as of the last day of each "allocation period," of 15% of the amount by which any "allocated gain" attributable to the Master Fund during an "allocation period" exceeds the positive balance in the "loss recovery account" with respect to the Master Fund; and thereafter, (ii) an incentive allocation (the "Company Incentive Allocation" and together with the Master Fund Incentive Allocations, the "Incentive Allocations"), charged to the capital account of each Member as of the last day of each "allocation period," of 5% of the amount by which the "allocated gain" during an "allocation period" exceeds the positive balance in the Member's "loss recovery account" with respect to the Company. Each Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

     For purposes of calculating the Incentive Allocations, "allocated gain" means the excess of the balance of a Member's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocations, but before giving effect to repurchases of Interests by the Company, withdrawals of assets from a Master Fund or debits to a Member's capital account to reflect any item not chargeable ratably to all investors), over the balance of the Member's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Member.

     An Incentive Allocation is charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Member with respect to the Company or such Master Fund, whichever is applicable. A "loss recovery account" is a memorandum account maintained by the Company for each Member which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Member that is attributable to the Company or a Master Fund, whichever is applicable, during the "allocation period", and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Member that is attributable to the Company or a Master Fund, whichever is applicable, during the "allocation period." Any positive balance in a Member's "loss recovery account" maintained with respect to the Company would be reduced as a result of a repurchase or certain transfers with respect to the Member's Interest in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer. Any positive balance in a Member's "loss recovery account" maintained with respect to a Master Fund would be reduced as a result of a withdrawal or a repurchase or certain transfers with respect to the Member's Interest in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer or as a result of a withdrawal by the Company of assets invested in a Master Fund pro rata according to the Member's capital account in the Company in proportion to the reduction of the Company's assets withdrawn from the Master Fund. A separate "loss recovery account" will be maintained with respect to the Company and each Master Fund for each Member.

     An "allocation period" as to each Member is a period commencing on the admission of the Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Company, (2) the day as of which the Company repurchases the entire Interest of the Member,

(3) the day as of which the Company admits as a substitute Member a person to whom the entire Interest of the Member has been transferred or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the applicable "loss recovery account." Therefore, an Incentive Allocation with respect to the Company or a Master Fund for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved that is attributable to the Company or such Master Fund with respect to the account of a Member since the Member's admission to the Company exceeds the highest previous level of performance achieved through the close of any prior allocation period that is attributable to the Company or such Master Fund.

     By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Company's books, the Company will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Company any excess amount determined to be owed to the Company.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

               Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

     Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

     The value of the net assets of the Company will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

     Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

     Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

     If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead adopt procedures to value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will adopt procedures for purposes of determining the fair value of the security.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

     For the first twelve months from the date the Company commences operations, the Board of Managers may accept initial and additional subscriptions for Interests as of the first day of each month. Thereafter, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors at such times as may be determined by the Board of Managers, but not more frequently than as of the first day of each calendar quarter, unless the Board of Managers has received a letter from counsel to the Adviser stating that, under applicable banking laws, the Board of Managers may accept initial and additional subscriptions from eligible investors on a more frequent basis. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date in the full amount of the subscription, plus the applicable sales charge, if any. (See "Subscription for Interests - Sales Charge.") The investor must also submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for Interests. The Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time. The minimum initial investment in the Company is $150,000 and the minimum additional investment in the Company is $25,000. The minimum initial and additional contributions may be reduced by the Board of Managers. In connection with initial and additional investments, an investor's account executive may impose a sales charge of up to 3% of the amount transmitted for such investments. Amounts paid as sales charges, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied. The Board of Managers has authorized the Company to accept initial subscriptions for Interests in the amount of $50,000 or more from eligible investors who are: Managers of the Company; Managers or Individual General Partners of any investment company registered under the 1940 Act for which the Adviser or certain of its affiliates serves as investment adviser; directors, officers, partners, members or employees of the Adviser or its affiliates or of organizations that serve as counsel to the Company or to the Independent Managers or provide services to the Company (including solicitors for the Company); parents, spouses or children of any of the foregoing individuals; trusts and retirement accounts for the benefit of such persons; and entities of which such persons are the sole beneficial owners. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment and will be due at least three business days prior to the proposed acceptance date of the contribution, although the Board of Managers may accept, in its sole discretion, a subscription prior to receipt of cleared funds.

     Each new Member will be obligated to agree to be bound by all of the terms of the Company Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

     If and when the Board of Managers determines to accept securities as a contribution to the capital of the Company, the Company will charge each Member making a contribution of securities an amount determined by the Board of Managers and not exceeding 2% of the value of the contribution in order to reimburse the Company for any costs it incurs in liquidating and accepting the securities. This charge will be due and payable by the contributing Member in full at the time of the contribution to the capital of the Company to which the charge relates.

ELIGIBLE INVESTORS

     Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement that must be completed by each prospective investor.

SALES CHARGE

     In connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below. (The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

     The Board of Managers, may from time to time and in sole discretion, determine to cause the Company to repurchase Interests or portions thereof from Members (other than the Adviser in its capacity as the Special Advisory Member) pursuant to written tenders by Members on such terms and conditions as it may determine. In determining whether the Company should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2001. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members twice each year, effective June 30 and December 31. The Board of Managers will also consider the following factors, among others, in making its determination:

     o whether any Members have requested to tender Interests or portions thereof to the Company;

     o  the liquidity of the Company's assets;

     o  the investment plans and working capital requirements of the Company;

     o  the relative economies of scale with respect to the size of the Company;

     o the history of the Company in repurchasing Interests or portions thereof;

     o  the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

     The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests from PFPC during the period.

     The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years of such request.

     Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Company of all eligible written tenders of Interests or portions thereof from Members. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of the Member's capital account or portion thereof based on the net asset value of the Company's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Member's capital account as of that date. Payment of the purchase price pursuant to a tender of Interests will consist of, first, cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Company Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of this amount will be made promptly after the expiration date (the "cash payment") in accordance with the terms of the written offer from the Company to repurchase Interests. Generally, payment pursuant to a tender will also consist of a promissory note (the "note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the expiration date, determined based on the audited financial statements of the Company, over (b) the cash payment. The note would be delivered to the tendering Member promptly after the expiration date and would be payable in cash promptly after completion of the annual audit of the financial statements of the Company. The audit of the Company's financial statements will be completed within 60 days after the end of each year. The Company does not impose any charges on a repurchase of Interests or portion of Interests.

     The Company intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes. Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

     A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a capital account balance equal to the greater of: (i) $150,000, net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member and credited to the Special Advisory Member Account of the Adviser on the date of expiration of the tender offer or would be so debited if such date of expiration were a day on which an Incentive Allocation was made (the "Tentative Incentive Allocation"); or (ii) the amount of the Tentative Incentive Allocation, if any. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.

     The Company may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that:

     o the Interest or a portion thereof has been transferred or the Interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

     o ownership of the Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of the Interest may be harmful or injurious to the business or reputation of the Company, the Board of Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

     o it would be in the best interests of the Company for the Company to repurchase the Interest or a portion thereof.

     In the event that the Adviser holds an Interest in its capacity as a Member, such Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company. The Adviser is also entitled to make withdrawals from its Special Advisory Account at the times described under "Capital Accounts and Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

     Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only with the written consent of the Board of Managers, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board of Managers generally will not consent to a transfer unless the transfer is: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member; (ii) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (iii) to members of the transferring Member's immediate family (siblings, spouse, parents and children);
(iv) a distribution from a qualified retirement plan or an individual retirement account; (v) a "block transfer" within the meaning of Treasury Regulations ss. 1.7704-1(e)(2); or (vi) one which does not cause interests in the Company to be readily tradable on a secondary market or the substantial equivalent thereof, as determined under Treasury Regulations ss. 1.7704-1(j), unless it consults with counsel to the Company and such counsel confirms that such transfer will not cause the Company to be treated as a publicly traded partnership taxable as a corporation. In addition, the Board of Managers will not consent to a transfer unless the transferring Member has been a Member for at least six months and the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole discretion. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $150,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

     Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement.

     If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member. Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

     By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

     The Adviser may not transfer its interest as the Special Advisory Member.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

     This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Company Operations

     Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Adviser, the Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Adviser, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

     As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

     Certain partnerships such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the

Company is eligible, the Adviser may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Members.

     Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

     Under the Company Agreement, the Adviser has the discretion to allocate specially an amount of the Company's capital gain and loss for Federal income tax purposes to itself and to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Adviser makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Company's gains or losses allocable to the remaining Members would be affected.

     Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, at the request of a Member, the Adviser, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser presently does not intend to make such election.

     The Adviser decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. The Adviser, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

     A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

     As discussed above, the Company Agreement provides that the Adviser may specially allocate items of Company capital gain and loss to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

     Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

     In General. The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.

     The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

     The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Company Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(2)



----------
(2) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic

     Currency Fluctuations - "Section 988" Gains or Losses. Since a significant portion of its investments will be made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

     As indicated above, the Company may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) the Company makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.


----------

     characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

     Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

     Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

     Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

     Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

     For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

     Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(3) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2001, $132,950 or $66,475 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.



----------

(3) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit and the U.S. Court of Federal Claims has recently ruled in favor of the Service on this issue. Members that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

     It is unclear whether all or a portion of the Company's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Company, including the Management Fee.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

     Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company. Income or loss attributable to the Company's investment in a partnership engaged in a non-securities trade or business may constitute passive activity income or loss.

     "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

     It is possible that certain dividends and interest received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. To the extent applicable, tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will pay since the amount of the Company's assets to be invested in various countries is not known.

     The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to the limitations discussed below and provided that, in the case of dividends, the foreign stock is held for the requisite holding period) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Member's Federal tax (before the credit) attributable to its total foreign source taxable income. A Member's share of the Company's dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of gain and loss realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains and losses from the sale of securities allocable to a Member that is a U.S. resident generally will be treated as derived from U.S. sources (even though the securities are sold in foreign countries). Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

     The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Furthermore, for foreign tax credit limitation purposes, the amount of a Member's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which will generally reduce the foreign source income of any Member who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Company will be treated as owned by the investors in the Company and indebtedness incurred by the Company will be treated as incurred by investors in the Company.

     Because of these limitations, Members may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Company. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Member, Members are advised to consult their own tax advisers.

Unrelated Business Taxable Income

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(4) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived

----------
(4) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Company's income (or loss) from these investments may constitute UBTI.

     The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(5) To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

     To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

     Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Company from time to time,(6) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

     To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to


----------
(5) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(6) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(7) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

     Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent

----------

(7) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Company will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

     Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     The Company, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Company invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Company. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Company.

     Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Company's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

     For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(8) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

     Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Company's qualification as such a portfolio investment partnership must be determined on

----------
(8) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

an annual basis and, with respect to a taxable year, the Company may not qualify as a portfolio investment partnership.

     A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

     Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Company.


United Kingdom Taxation

     The following is a summary prepared by Ernst & Young UK of the expected United Kingdom ("U.K.") taxation treatment of the Company and the Master Funds, and of participation by non-U.K. resident Members in the Fund based upon current law and practice (which, in either case, may change). This summary is of a general nature only, and should not be construed as tax advice to any particular investor. Prospective Members should consult their own professional advisers on the taxation implications of their investment in the Company.

     Under current laws of the U.K., companies such as the Company and the Master Funds, which are not incorporated in the U.K. will be liable for (i) U.K. corporation tax on their worldwide profits if they are residents in the U.K. for tax purposes; (ii) U.K. corporation tax in respect of profits of a branch, agency or fixed place of business which they have in the U.K.; and (iii) U.K. income tax on U.K. source income. The affairs of the Company and the Master Funds will be conducted in such a way so that the control and management of the Company and the Master Funds are situated outside the U.K. for U.K. tax purposes. Therefore, none of the Company, the Company's non-U.K. resident Members or the Master Funds should be liable for U.K. tax on their worldwide income. The Company's and the Master Funds' affairs will also be conducted in such a way so that no U.K. tax is assessable on any branch, agency or fixed place of business of the Company or the Master Funds in the U.K. in respect of the profits of the Company or the Master Funds. In particular, it is intended that the Company and the Master Funds will operate in accordance with the conditions of Section 127 Finance Act 1995 so that, in the event that the activities of the Company or the Master Funds are regarded as trading activities, no liability for U.K. tax should arise on the profits from those activities. The Company, the Company's Members and the Master Funds may be liable for U.K. income tax in respect of U.K. source income.


                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Company.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor any of the Managers will be fiduciaries within the meaning of ERISA.

     The Board of Managers requires an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     Certain prospective Plan investors may currently maintain relationships with the Adviser or the Managers, or with other entities which are affiliated with the Adviser or the Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Company.

     The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

     The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

MEMBER INTERESTS

     Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company. The Adviser, or its successor as investment adviser of the Company, will also be a Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member does not participate in the income or gains of the Company, has no voting rights and has no right to a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that Incentive Allocation has not been withdrawn. The Adviser may not contribute capital to the Company as Special Advisory Member.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including a majority of the Independent Managers, if required by the 1940 Act) and, without the approval of the Members, unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire interest for repurchase by the Company.

POWER OF ATTORNEY

     By subscribing for an interest in the Company, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

     The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

     The Company shall be dissolved:

     o upon the affirmative vote to dissolve the Company by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire interest for repurchase by the Company if that interest has not been repurchased by the Company;

     o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

     o  as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or CIBC WM, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint CIBC WM to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss."

     Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

     The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Company will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Company's operations during the period will also be sent to Members.

FISCAL YEAR

     The Company's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Company will commence on the date of the initial closing and will end on December 31, 2001.

AUDITORS AND LEGAL COUNSEL

     The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York 10019.

     Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Company. The firm also acts as legal counsel to the Adviser, CIBC WM and its affiliates with respect to certain matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Managers.

CUSTODIAN

     PFPC Trust Company ("PFPC Trust") serves as the primary custodian of the Company's and the Master Funds' assets, and may maintain custody of the Company's and Master Funds' assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company and Master Funds are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. PFPC Trust's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

INQUIRIES

     Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

               CIBC Oppenheimer Advisers, L.L.C.
               c/o CIBC World Markets Corp.
               One World Financial Center - 31st Floor
               200 Liberty Street
               New York, New York  10281
               Telephone:  212-667-4225
               Telecopier:  212-667-5689

               For additional information contact:
               Howard M. Singer
               Managing Director
               CIBC World Markets Corp.

                                          * * * * *

     All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                                                                      APPENDIX A

                       LIMITED LIABILITY COMPANY AGREEMENT
                           (to be filed by amendment)

                                                                    APPENDIX B-1

                         BUTTONWOOD FOCUS FUND II, L.P.
                             INVESTMENT PERFORMANCE
                (INCEPTION THROUGH                   , 2000) (1)



                                                          BUTTONWOOD FOCUS
                                                           FUND II, L.P.
                                                         RATE OF RETURN PRO
                                                             FORMA NET           MORGAN STANLEY
                                                          AFTER INCENTIVE            CAPITAL
                                                             ALLOCATION          INTERNATIONAL-
                                PERIOD                       AND FEES (2)       EUROPE INDEX (3)
                                ------                   ------------------     ----------------
                                                                                       <C
1999                            4Q (Nov. 1 - Dec. 31)            %                      %

1999                                                             %                      %

2000                            1Q                               %                      %
                                2Q                               %                      %
                                3Q                               %                      %
                                4Q                               %                      %

2000                                                             %                      %

CUMULATIVE RETURN (4)                                            %                      %
(NOV. 1, 1999 - DEC. 31, 2000)


THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING ON THE FOLLOWING PAGE THAT ARE AN INTEGRAL PART HEREOF.



                                     B-1-1

[NOTES TO BE REVISED]

1. The above hypothetical returns are based upon the results that would have been achieved by an investor investing [$1 million] in Buttonwood Focus Fund II, L.P. if, instead of the investor being charged the fees actually charged by such fund, the investor was charged fees comparable to those charged by the Company (i.e., an aggregate 20% annual performance-based allocations and a 1.50% annual asset-based fees). The returns do not reflect deductions for any other expenses which would have been incurred by the Company. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.

2. At all times under consideration, Buttonwood's assets under management were
between $__ million and $___ million. As of [           ], 200__, Buttonwood's
capital was approximately $___ million, adjusted for contributions and withdrawals. The managing general partner of Buttonwood is Buttonwood Capital Management Company Limited and the advising general partner is Buttonwood Capital Partners Limited Partnership. Jeffrey M. Weingarten and Francois Langlade-Demoyen are primarily responsible for the investment decisions of the advising general partner.

3. The Morgan Stanley Capital International - Europe Index is designed to measure the performance of the entire range of stocks available to investors in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index aims for 60% coverage of the total market capitalization for this market. Each stock in the index is weighted by market capitalization and each country is proportionally weighted by its total market capitalization in US dollars.

4. The Cumulative Return is calculated by using a compounded, time-weighted return.



                                     B-1-2

                                                                    APPENDIX B-2

                            THE PEGASUS FUND LIMITED
                             INVESTMENT PERFORMANCE
                 (INCEPTION THROUGH                  , 2000) (1)

                                                            PEGASUS FUND
                                                         RATE OF RETURN PRO
                                                             FORMA NET           MORGAN STANLEY
                                                          AFTER INCENTIVE            CAPITAL
                                                             ALLOCATION          INTERNATIONAL-
                                PERIOD                       AND FEES (2)       EUROPE INDEX (3)
                                ------                   ------------------     ----------------
1999                            1Q                               %                      %
                                2Q                               %                      %
                                3Q                               %                      %
                                4Q                               %                      %

1999                                                             %                      %

2000                            1Q                               %                      %
                                2Q                               %                      %
                                3Q                               %                      %
                                4Q                               %                      %

2000                                                             %                      %

CUMULATIVE RETURN (4)                                            %                      %
([DATE] - DEC. 31, 2000)



THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING ON THE FOLLOWING PAGE THAT ARE AN INTEGRAL PART HEREOF.



                                     B-2-1

[NOTES TO BE REVISED]

1. The above hypothetical returns are based upon the results that would have been achieved by an investor investing [$1 million] in The Pegasus Fund Limited if, instead of the investor being charged the fees actually charged by such fund, the investor was charged fees comparable to those charged by the Company (i.e., an aggregate 20% annual performance-based allocations and a 1.50% annual asset-based fees). The returns do not reflect deductions for any other expenses which would have been incurred by the Company. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.


2. At all times under consideration, the Pegasus Fund's assets under management
were between $__ million and $___ million. As of [                 ], 200__, the
Pegasus Fund's capital was approximately $___ million, adjusted for contributions and withdrawals. David Yarrow of Clareville Capital Limited has been the portfolio manager of the Pegasus Fund since its inception.

3. The Morgan Stanley Capital International - Europe Index is designed to measure the performance of the entire range of stocks available to investors in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index aims for 60% coverage of the total market capitalization for this market. Each stock in the index is weighted by market capitalization and each country is proportionally weighted by its total market capitalization in US dollars.

4. The Cumulative Return is calculated by using a compounded, time-weighted return.


























                                     B-2-2

                                                                    APPENDIX B-3

                       SCUDDER GREATER EUROPE GROWTH FUND
                             INVESTMENT PERFORMANCE
                (INCEPTION THROUGH                   , 2000) (1)

                                                              SCUDDER GREATER
                                                            EUROPEAN GROWTH FUND       MORGAN STANLEY
                                                            PRO FORMA NET AFTER           CAPITAL
                                                            INCENTIVE ALLOCATION      INTERNATIONAL-
                                    PERIOD                       AND FEES (2)         EUROPE INDEX (3)
                                    ------                  --------------------      ----------------
1994                                4Q (Oct. __ - Dec. 31)           %                       %

1994                                                                 %                       %

1995                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

1995                                                                 %                       %

1996                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

1996                                                                 %                       %

1997                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

1997                                                                 %                       %

1998                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

1998                                                                 %                       %

1999                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

1999                                                                 %                       %

2000                                1Q                               %                       %
                                    2Q                               %                       %
                                    3Q                               %                       %
                                    4Q                               %                       %

2000                                                                 %                       %

CUMULATIVE RETURN (4)                                                %                       %
([OCT. __, 1994] - DEC. 31, 2000)



THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING ON THE FOLLOWING PAGE THAT ARE AN INTEGRAL PART HEREOF.



                                     B-3-1

[NOTES TO BE REVISED]

1. The above hypothetical returns are based upon the results that would have been achieved by an investor investing [$1 million] in Scudder Greater European Growth Fund if, instead of the investor being charged the fees actually charged by such fund, the investor was charged fees comparable to those charged by the Company (i.e., an aggregate 20% annual performance-based allocations and a 1.50% annual asset-based fees). The returns do not reflect deductions for any other expenses which would have been incurred by the Company. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.


2. At all times under consideration, the Scudder European Fund's assets under
management were between $__ million and $___ million. As of [             ],
200__, the Scudder European Fund's capital was approximately $___ million, adjusted for contributions and withdrawals. [Carol Franklin has been the portfolio manager of Scudder European Fund since its inception.]

3. The Morgan Stanley Capital International - Europe Index is designed to measure the performance of the entire range of stocks available to investors in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index aims for 60% coverage of the total market capitalization for this market. Each stock in the index is weighted by market capitalization and each country is proportionally weighted by its total market capitalization in US dollars.

4. The Cumulative Return is calculated by using a compounded, time-weighted return.




                                     B-3-2

                           PART C - OTHER INFORMATION

     ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

          (1) Financial Statements:

              As Registrant has no assets, financial statements are omitted.

          (2) Exhibits:

              (a) (1) Certificate of Formation of Limited Liability Company.

                  (2) Certificate of Amendment of Certificate of Formation of
                      Limited Liability Company

                  (3) Limited Liability Company Agreement.* See Appendix A of
                      Registrant's Confidential Memorandum, which is included in this Registration Statement.

              (b) Not Applicable.

              (c) Not Applicable.

              (d) See Item 24(2)(a)(3).

              (e) Not Applicable.

              (f) Not Applicable.

              (g) Investment Advisory Agreement.*

              (h) Placement Agency Agreement.*

              (i) Not Applicable.

              (j) Custody Agreement.*

              (k) (1) Administrative Services Agreement.*

                  (2) Administration, Accounting and Investor Services
                      Agreement.*

              (l) Not Applicable.

              (m) Not Applicable.

              (n) Not Applicable.

              (o) Not Applicable.

              (p) Not Applicable.

              (q) Not Applicable.

              (r) Code of Ethics.*


     ITEM 25. MARKETING ARRANGEMENTS

               Not Applicable.


----------
* To be filed by amendment.

     ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     All figures are estimates:

     Blue Sky Fees and Expenses (including fees
         of counsel)...................................              $ 10,000
     Transfer Agent fees...............................                   N/A
     Accounting fees and expenses......................                10,000
     Legal fees and expenses...........................               125,000
     Printing and engraving............................                25,000
     Offering Expenses.................................                50,000
     Miscellaneous.....................................                 5,000
                                                                     --------
                                                                     $225,000


     ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.


     ITEM 28. NUMBER OF HOLDERS OF SECURITIES


        Title of Class                               Number of Record Holders
        --------------                               ------------------------

        Limited Liability Company Interests          1 (Registrant anticipates
                                                     that as a result of the
                                                     initial private offering of
                                                     interests there will be
                                                     more than 100 record
                                                     holders of such interests.)

     ITEM 29. INDEMNIFICATION

     Reference is made to Section 3.7 of Registrant's Limited Liability Company Agreement (the "Company Agreement"), which will be filed as Exhibit 2(a)(3) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") and Registrant's Managers, maintains insurance on behalf of any person who is or was an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

     ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISER, CIBC WM AND THE NON-MANAGING MEMBERS." Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

     ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at One World Financial Center, 200 Liberty Street, New York, New York 10281.

     ITEM 32. MANAGEMENT SERVICES

     Not applicable.

     ITEM 33. UNDERTAKINGS

     Not Applicable.

                                    FORM N-2

                          DEAUVILLE EUROPE FUND, L.L.C.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of December, 2000.

                                       DEAUVILLE EUROPE FUND, L.L.C.


                                       By: /s/
                                           ------------------------------------
                                           Name:  Howard M. Singer
                                           Title: Organizational Member

                                    FORM N-2

                          DEAUVILLE EUROPE FUND, L.L.C.

                                  EXHIBIT INDEX



EXHIBIT NUMBER           DOCUMENT DESCRIPTION
--------------           --------------------

     (a)             (1) Certificate of Formation of Limited Liability Company

                     (2) Certificate of Amendment of Certificate of Formation of
                         Limited Liability Company

                     (3) Limited Liability Company Agreement.*

     (b)                 Not Applicable

     (c)                 Not Applicable

     (d)                 Limited Liability Company Agreement.*

     (e)                 Not Applicable

     (f)                 Not Applicable

     (g)                 Investment Advisory Agreement*

     (h)                 Placement Agency Agreement*

     (i)                 Not Applicable

     (j)                 Custody Agreement*

     (k)             (1) Administrative Services Agreement*

                     (2) Administration, Accounting and Investor Services
                         Agreement*

     (l)                 Not Applicable

     (m)                 Not Applicable

     (n)                 Not Applicable

     (o)                 Not Applicable

     (p)                 Not Applicable

     (q)                 Not Applicable

     (r)                 Code of Ethics*



--------
* To be filed by amendment.